UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
GENCO SHIPPING & TRADING LIMITED
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
Genco Shipping & Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171
(646) 443-8550

[•], 2024
Dear Shareholder:
You are cordially invited to attend the 2024 Annual Meeting of Shareholders, which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 at 10:00 a.m. on [•], [•], 2024. Your Board of Directors looks forward to greeting those shareholders that are able to attend. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.
At the Annual Meeting, you will be asked to (i) elect seven Directors from among seven Genco nominees currently serving on the Board and two shareholder nominees, (ii) approve a non-binding, advisory resolution regarding the compensation of our named executive officers; (iii) ratify the appointment of Deloitte & Touche LLP as the company’s auditors for the fiscal year ending December 31, 2024; and (iv) vote on a shareholder proposal to repeal each provision and amendment of Genco’s By-Laws that were adopted without the approval of Genco’s shareholders subsequent to March 28, 2023, all of which proposals are more fully described in this proxy statement. Your Board of Directors recommends that you vote your shares “FOR” all seven Genco nominees in proposal (i), “FOR” proposals (ii) and (iii), and “AGAINST” proposal (iv).
Genco has not adopted any By-Laws provisions or amendments after March 28, 2023 and currently has no intentions to do so. Your Board opposes the shareholder proposal because it could repeal a future amendment that your Board determines to be in Genco’s and its shareholders’ best interests, which may be in response to future events not yet known. As for the election of directors, your Board of Directors believes that its current composition reflects an appropriate balance of relevant experience, continuity, and fresh perspectives as well as a diversity of perspectives and backgrounds, while the two shareholder nominees either do not add to the Board’s existing skills and expertise or offer insufficient expertise in shipping and related industries.
All individuals attending the meeting must comply with then-applicable health and safety orders or guidelines and comply with any additional rules and regulations that Company personnel or the manager of the venue determines are necessary or desirable to protect the health and safety of attendees. In addition, to attend the meeting, you must provide proof of ownership of our stock as provided below under “Proof of Ownership Required for Attending Meeting in Person.”
YOUR VOTE IS ESPECIALLY IMPORTANT THIS YEAR IN LIGHT OF THE PROXY CONTEST BEING CONDUCTED BY GK INVESTOR LLC. PLEASE SEE THE ACCOMPANYING PROXY STATEMENT FOR FURTHER DETAILS.
Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented. Please vote your shares using the internet or a toll-free telephone number, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card and you will receive in response to your request. Instructions on using each of these voting methods are outlined in the proxy statement. Your cooperation will ensure that your shares are voted.
Thank you for your continued support. If you have any questions, please contact MacKenzie Partners, Inc., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders, bankers and brokers may call toll-free at 800-322-2885, collect at 212-929-5500 or via email at proxy@mackenziepartners.com.
Sincerely,

James G. Dolphin
Chairman of the Board

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
Genco Shipping & Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2024
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Genco Shipping & Trading Limited, a Marshall Islands corporation (“Genco”), will be held on [•], 2024 at 10:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 for the following purposes:
Management Proposals
1.	To elect seven directors named in the proxy statement to the Board of Directors of Genco;
2.	To approve a non-binding, advisory resolution regarding the compensation of Genco’s named executive officers; and
3.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2024.
Shareholder Proposal
4.	To consider and vote upon a shareholder proposal to repeal each provision and amendment of Genco’s By-Laws that were adopted without the approval of Genco’s shareholders subsequent to March 28, 2023.
While Genco has not adopted any By-Laws provisions or amendments after March 28, 2023 and currently has no intentions to do so, the shareholder proposal could result in the repeal of a future amendment that your Board determines to be in Genco’s and its shareholders’ best interests, which may be in response to future events not yet known. The Board of Directors believes that GK Investor’s proposal is not in the best interests of the Company or its shareholders and recommends that you vote “AGAINST” GK Investor’s proposal.
Also, GK Investor LLC (“GK Investor”) has provided notice of its intent to nominate two nominees, Randee Day and Robert M. Pons, for election as directors at the annual meeting in opposition to the nominees recommended by the Board of Directors and to submit a shareholder proposal to repeal certain provisions of, or amendments to, Genco’s By-Laws adopted after March 28, 2023. You may receive solicitation materials from GK Investor, including proxy statements and proxy cards. For additional information regarding the GK Investor nominees and any other related information, please refer to GK Investor’s proxy statement, which is accessible without cost at www.sec.gov, along with any other relevant documents that GK Investor may file on such website. Genco is not responsible for the accuracy or completeness of any information provided by or relating to GK Investor or its nominees contained in solicitation materials filed or disseminated by or on behalf of GK Investor or any other statements GK Investor may make.
The Board of Directors does not endorse the GK Investor nominees, and unanimously recommends that you “WITHHOLD” your vote from GK Investor’s nominees. Your Board believes that its current composition reflects an appropriate balance of relevant experience, continuity, and fresh perspectives as well as a diversity of perspectives and backgrounds, while the two shareholder nominees either do not add to the Board’s existing skills and expertise or offer insufficient expertise in shipping and related industries.
The Board of Directors unanimously recommends that you vote “FOR” only the nominees proposed by the Board of Directors and “FOR” the other proposals recommended by the Board. The Board strongly urges you to discard and NOT to vote using any proxy card sent to you by GK Investor. If you have already submitted a GK Investor proxy card, you can revoke that proxy and vote for your Board of Directors’ nominees and on the other matters to be voted on at the annual meeting by marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet by following the instructions on your WHITE proxy card or WHITE voting instruction form. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the annual meeting as described in the accompanying proxy statement.

PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REQUIREMENTS CALLED A “UNIVERSAL PROXY CARD.” THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST THE GK INVESTOR NOMINEES IN ADDITION TO YOUR BOARD’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY. THE BOARD RECOMMENDS THAT YOU ONLY VOTE “FOR” THE NOMINEES AND PROPOSALS RECOMMENDED BY YOUR BOARD AND “AGAINST” THE GK INVESTOR PROPOSAL.
Shareholders of record at the close of business on [•], 2024 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the Annual Meeting.
All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. Shareholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described in the accompanying proxy statement.
YOUR VOTE IS IMPORTANT
IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE VOTE BY TELEPHONE, INTERNET, OR BY MAIL. PLEASE REFER TO THE ENCLOSED PROXY FOR INFORMATION ON HOW TO VOTE BY TELEPHONE OR INTERNET. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
By Order of the Board of Directors,

John C. Wobensmith
Chief Executive Officer and President
New York, New York
[•], 2024

i

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
Genco Shipping & Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171
(646) 443-8550

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD [•], 2024

This proxy statement is furnished to shareholders of Genco Shipping & Trading Limited (“Genco” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Genco (the “Board”) for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 on [•], 2024 at 10:00 a.m., and at any adjournment or postponement thereof.
This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about [•], 2024.
VOTING RIGHTS AND SOLICITATION OF PROXIES
Purpose of the Annual Meeting
The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.
Record Date and Outstanding Shares
The Board has fixed the close of business on [•], 2024 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of [•], 2024, Genco had issued and outstanding [•] shares of common stock. The common stock comprises all of Genco’s issued and outstanding voting stock.
Revocability and Voting of Proxies
Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:
•	by writing a letter delivered to John C. Wobensmith, Secretary of Genco, stating that the proxy is revoked;
•	by submitting another proxy with a later date; or
•	by attending the Annual Meeting and voting in person.
Please note, however, that if you are a shareholder who beneficially owns shares that are held of record by your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must first request and bring to the meeting a “legal proxy” from your broker, bank or other nominee.
All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy.
If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted “FOR” the election of the Genco nominees, “FOR” the approval of the non-binding, advisory resolution regarding the compensation of Genco’s named executive officers, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent auditors, and “AGAINST” the shareholder proposal regarding our By-Laws. If you indicate a choice with respect to any matter to be acted upon when voting via the Internet (or by telephone or on your returned proxy card) and you do not validly revoke it, your shares will be voted in accordance with your instructions. If you do not vote via the Internet or by telephone or sign, date and return a proxy card, you must attend the annual meeting in person in order to vote. If the shares you own are held in your bank or brokerage firm account in a fiduciary capacity (typically referred to as being held in “street name”), you can vote by following the directions provided to you by your bank or brokerage firm. If the shares you own are held in street name and you wish to vote in person at the annual meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the annual meeting. Please contact the organization that holds your shares for instructions on how to obtain a legal proxy. You must bring a copy of the legal proxy to the annual meeting and present it with your ballot in order for your vote to be counted.
If you hold your shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide specific voting instructions. Banks and brokers have the authority under New York Stock Exchange (“NYSE”) rules to vote shares for which their customers do not provide voting instructions on routine matters. The proposal to ratify the appointment of our independent auditors is a routine matter that is considered a “discretionary” item under NYSE rules. This means that banks and brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least ten days before the date of the annual meeting.
The proposals to elect directors, to approve a non-binding, advisory resolution regarding the compensation of Genco’s named executive officers, and the shareholder proposal regarding our By-Laws are non-routine matters for which brokers do not have discretionary voting power and for which specific instructions from beneficial owners are required. As a result, brokers are not allowed to vote on this proposal on behalf of beneficial owners if such owners do not return specific voting instructions.
Items to be Voted on
1.	The election of the seven directors named in the proxy statement to the Board of Directors of Genco
•	Board of Directors recommendation: FOR each Genco nominee and WITHHOLD for each GK Investor nominee
2.	Approval of a non-binding, advisory resolution regarding the compensation of Genco’s named executive officers
•	Board of Directors recommendation: FOR
3.	Ratification of the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2024
•	Board of Directors recommendation: FOR
4.	A shareholder proposal to repeal each provision and amendment of Genco’s By-Laws that were adopted without the approval of Genco’s shareholders subsequent to March 28, 2023
•	Board of Directors recommendation: AGAINST
Although Genco has not adopted any By-Laws amendments since March 28, 2023 and currently has no intentions to do so, your Board opposes the shareholder proposal because it could repeal a future amendment that your Board determines to be in Genco’s and its shareholders’ best interests, which may be in response to future events not yet known. In addition, your Board of Directors believes that its current composition reflects an appropriate balance of relevant experience, continuity, and fresh perspectives as well as a diversity of perspectives and backgrounds, while the two GK Investor nominees either do not add to the Board’s existing skills and expertise or offer insufficient expertise in shipping and related industries.
Voting at the Annual Meeting
Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of directors. Cumulative voting by shareholders is not permitted.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum, except that broker “non-votes” will not be counted for the purposes of determining a quorum if a broker provides GK Investor’s proxy materials to the beneficial owner and such beneficial owner does not provide any voting instructions to the broker. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
	Proposal	Vote Required	Effect of Abstentions	Effect of Broker “Non-Votes”
1.	Election of Directors	Plurality of votes cast	No effect	No effect

2.	Advisory Vote on Executive Compensation	Affirmative vote of a majority of the common shares represented and entitled to vote	Same effect as a vote “against”	No effect

3.	Ratification of Appointment of Independent Auditors	Affirmative vote of a majority of the common shares represented and entitled to vote	Same effect as a vote “against”	No effect

4.	Shareholder Proposal to Repeal By-Laws	Affirmative vote of holders of at least sixty-six and two-thirds (66 2/3%) of the common stock outstanding and entitled to vote thereon	Same effect as a vote “against”	Same effect as a vote “against”
For directions to be able to attend the meeting and vote in person, please contact us by sending an e-mail to finance@gencoshipping.com.
Proof of Ownership Required for Attending Meeting in Person
You are entitled to attend the Annual Meeting only if you are a stockholder as of the close of business on [•], 2024, the record date, or hold a valid proxy for the meeting. In order to be admitted to the 2024 Annual Meeting, you must present proof of ownership of company stock on the record date. This can be:
•	a brokerage statement or letter from a bank or broker indicating ownership on [•], 2024,
•	a proxy card,
•	a voting instruction form, or
•	a legal proxy provided by your broker, bank or other nominee.
Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures.
Solicitation
We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation. We have retained the services of MacKenzie Partners, Inc. (“MacKenzie Partners”) for an estimated fee of $[•], plus out-of-pocket expenses, to assist in the solicitation of proxies from brokerage houses, banks, and other custodians or nominees holding stock in their names for others. MacKenzie Partners expects that approximately [•] of its employees will assist in the solicitation. The Company has agreed to indemnify MacKenzie Partners against certain liabilities relating to, or arising out of, its engagement.

The expense incurred by the Company to date in furtherance of, or in connection with, the solicitation is approximately $[•]. The Company anticipates that its total expenditures will be approximately $[•]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. Appendix A sets forth information relating to our directors (who are also our director nominees) and our executive officers who may be considered “participants” in our solicitation of proxies under the applicable SEC rules by reason of their position as directors or officers of the Company, as nominees for directors or because they may be soliciting proxies on our behalf.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held [•], 2024.

Our Proxy Statement and Annual Report to Shareholders are
available at www.proxyvote.com.

Your vote is important. Thank you for voting.

Q&A
General Information
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Genco Shipping & Trading Limited for its 2024 Annual Meeting of Stockholders. This proxy statement and accompanying proxy are being mailed to our stockholders along with our annual report for the year ended December 31, 2023 on or about [•], 2024.
1.	How may I attend the annual meeting?
Our Annual Meeting is to be held in person at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 on [•], 2024 at 10:00 a.m.
All individuals attending the meeting must comply with then-applicable health and safety orders or guidelines and comply with any additional rules and regulations that Company personnel or the manager of the venue determines are necessary or desirable to protect the health and safety of attendees. In addition, to attend the meeting, you must provide proof of ownership of our stock as provided above under “Proof of Ownership Required for Attending Meeting in Person.”
2.	What is the purpose of the annual meeting?
At our annual meeting, stockholders will act upon the matters described in this proxy statement. In addition, management will respond to questions from stockholders.
3.	What am I voting on at the annual meeting, and what does Genco’s Board recommend for each?
Proposal	Recommendation
The election of seven directors named in the proxy statement to the Board of Directors of Genco
FOR all seven Genco nominees and WITHHOLD on the two GK Investor nominees. Your Board of Directors believes that its current composition reflects an appropriate balance of relevant experience, continuity, and fresh perspectives as well as a diversity of perspectives and backgrounds, while the two GK Investor nominees either do not add to the Board’s existing skills and expertise or offer insufficient expertise in shipping and related industries.

Approval of a non-binding, advisory resolution regarding the compensation of Genco’s named executive officers	FOR this proposal.

Ratification of the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2024	FOR this proposal.

A shareholder proposal to repeal each provision and amendment of Genco’s Bylaws that were adopted without the approval of Genco’s shareholders subsequent to March 28, 2023
AGAINST this proposal. Genco has not adopted any By-Laws provisions or amendments after March 28, 2023 and currently has no intentions to do so. Your Board opposes the shareholder proposal because it could repeal a future amendment that your Board determines to be in Genco’s and its shareholders’ best interests, which may be in response to future events not yet known.

4.	Have other candidates been nominated for election at the annual meeting in opposition to the Board’s nominees?
Yes. GK Investor has notified the Company of its intent to nominate two (2) candidates for election as directors at the annual meeting in opposition to the nominees recommended by the Board of Directors. Our

Board does not endorse any of the GK Investor nominees and unanimously recommends that you vote “FOR” the nominees proposed by our Board using the WHITE proxy card accompanying this Proxy Statement and “WITHHOLD” on each of GK Investor nominees.
5.	Could other matters be decided at the annual meeting?
Management is not aware of any other matters that will be presented at the annual meeting. However, if any other matter not described in this proxy statement were to come before the annual meeting, the proxy holders appointed by the Board of Directors will have the discretion to vote on those matters for you.
6.	Who can vote at the annual meeting?
Only holders of our common stock as of March 28, 2023, the record date, or such holders’ proxies are entitled to notice of and to vote on the matters listed in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders.
At the close of business on the record date, there were [•] shares of common stock outstanding and entitled to vote.
You have one vote for each share of common stock that you hold. A list of stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices at the address listed above for a period of 10 days prior to the annual meeting, and during the annual meeting such list will be available for examination.
7.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholders of Record. You are a stockholder of record if, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare Inc.
Beneficial Owner. You are a beneficial owner if, at the close of business on the record date, your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name”. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or other nominee with instructions on how to vote your shares, your broker or other nominee may be able to vote your shares with respect to some of the proposals, but not all. Please see “What will happen if I do not vote my shares?” below for additional information.
8.	How do I vote, and what are the voting deadlines?
Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares.
•	Via the Internet. You may vote electronically locating the control number on your WHITE proxy card or voting instruction form and accessing the website indicated.
•	By Telephone. You may vote using a touch-tone telephone by calling the number located on your WHITE proxy card or voting instruction form.
•	By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the prepaid envelope.
•	During the Annual Meeting. You may vote using paper ballots that will be available at Annual Meeting
If you vote via the internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated, and returned your proxy card. If you vote via the internet or by telephone, you do not need to return your proxy card.
Beneficial Owners. If you are a beneficial owner of your shares, you should have received voting instructions from the broker or other nominee holding your shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and internet voting will depend on the voting process of the broker or nominee. You may also obtain a “legal proxy” from your broker, bank, or other nominee if you wish to vote your shares at the Annual Meeting. Even if you wish to attend the Annual Meeting, we urge you to vote your shares in advance by following the instructions on your WHITE voting instruction form.
The Board of Directors strongly urges you to discard and NOT vote using any [•] proxy card sent to you by GK Investor.
9.	Can I revoke or change my vote after I submit my proxy?
Stockholders of Record. If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the annual meeting by:
•	signing and returning a new proxy card with a later date;
•	submitting a later-dated vote by telephone or via the internet — only your latest internet or telephone proxy received by 11:59 p.m. Eastern Time on [•], 2024 will be counted;
•	attending the annual meeting in person and voting again in person; or
•	delivering a written revocation to John C. Wobensmith, Secretary of Genco, stating that the proxy is revoked.
Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.
If you have already voted using a [•] proxy card sent to you by GK Investor, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of ONLY the Genco nominees (James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, Arthur L. Regan, and John C. Wobensmith) by marking, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided or following the instructions on your WHITE proxy card to vote via the Internet. Only the latest validly executed proxy that you submit will be counted – any proxy may be revoked at any time prior to its exercise at the annual meeting.
10.	What if I submit a proxy card with more than seven (7) nominees selected?
If you are a registered holder and you vote “FOR” more than seven (7) nominees on your WHITE proxy card, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. If you are a beneficial holder and you vote “FOR” more than seven (7) nominees on your WHITE voting instruction form, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. Please carefully review the instructions provided by your bank or broker.
11.	What will happen if I do not vote my shares?
Stockholders of Record. If you are the stockholder of record and you do not vote by proxy card, by telephone, via the internet before the annual meeting, or during the annual meeting, your shares will not be voted at the annual meeting.
Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those matters on which it has discretion to vote. Under the applicable rules, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2, and 4. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 2 to the extent your brokerage firm has not provided you with GK Investor’s materials. The broker’s inability to vote on non-discretionary matters for which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote”. Please see “What is a ‘broker non-vote’?” below for more information.
12.	What if I submit a proxy card but do not submit voting instructions?
If you are a registered holder and properly sign and return your WHITE proxy card or complete your proxy via Internet, your shares will be voted as you direct. If you sign and return your WHITE proxy card but do not specify how you want your shares voted, they will be voted FOR the seven (7) nominees proposed by your Board and named in this proxy statement and “WITHHOLD” on the GK Investor Nominees, FOR the

non-binding, advisory resolution regarding executive compensation, FOR the ratification of the appointment of the independent registered public accountants, and AGAINST the shareholder by-laws proposal. Despite this, the Board urges you to mark your WHITE proxy card in accordance with the Board’s recommendations.
If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or complete your proxy via Internet, your shares will be voted as you direct your bank or broker. However, if you sign and return your WHITE voting instruction form but do not specify how you want your shares voted with respect to one or more proposals, then your shares may be voted in line with the Board’s recommendation with respect to such proposals, i.e., FOR the seven (7) nominees proposed by your Board and named in this proxy statement and “WITHHOLD” on the GK Investor Nominees, FOR the non-binding, advisory resolution regarding executive compensation, FOR the ratification of the appointment of the independent registered public accountants, and AGAINST the shareholder by-laws proposal to repeal each provision and amendment of Genco's By-laws that were adopted without the approval of Genco's shareholders subsequent to March 28, 2023. The Board strongly urges you to mark your WHITE voting instruction form in accordance with the Board’s recommendations.
13.	What is a “broker non-vote”?
Under applicable rules, brokers who have record ownership of listed Company stock held in brokerage accounts for their clients who beneficially own the shares and who do not receive voting instructions from their clients have the discretion to vote uninstructed shares held by such clients on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). Under applicable interpretations, Proposals 1, 2, and, 4 are considered non-discretionary matters and Proposal 3 is considered a “discretionary” matter, to the extent your brokerage firm has not provided you with GK Investor’s materials. Under the applicable rules, your broker or nominee does not have discretion to vote your shares on non-discretionary matters but does have discretion to vote your shares on discretionary matters to the extent your brokerage firm has not provided you with GK Investor’s materials. Broker non-votes will have no effect on the outcome of the vote for Proposals 1, 2, and 3 but will have the same effect as a vote “against” Proposal 4.
14.	Is the Company using a universal proxy card in connection with voting at the annual meeting?
Yes. The SEC has adopted new rules requiring the use of a universal proxy card in contested director elections that take place after August 31, 2022. Nominees from both the Company and GK Investor will be included in the universal proxy card; however, our Board of Directors unanimously recommends using the WHITE universal proxy card and voting “FOR” each of the seven (7) nominees proposed by Genco’s Board of Directors.
15.	What does it mean if I receive more than one proxy card?
If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the proxy card or this proxy statement to vote each proxy card to ensure that all of your shares are voted.
You may receive solicitation materials from GK Investor, including proxy statements and [•] proxy cards. Genco is not responsible for the accuracy or completeness of any information provided by or relating to GK Investor or its nominees contained in solicitation materials filed or disseminated by or on behalf of GK Investor or any other statements GK Investor may make.
16.	What should I do with any [•] proxy cards sent to me by GK Investor?
GK Investor has notified the Company of its intent to nominate two (2) candidates for election as directors at the annual meeting in opposition to the nominees recommended by the Board of Directors. The nominations made by GK Investor have NOT been endorsed by our Board of Directors. Genco is not responsible for the accuracy or completeness of any information provided by or relating to GK Investor or its nominees contained in solicitation materials filed or disseminated by or on behalf of GK Investor or any other statements GK Investor may make.

We strongly urge you to disregard any materials, including any [•] proxy card, that may be sent to you by GK Investor. We urge you instead to vote in favor of ONLY the Genco nominees (James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, Arthur L. Regan, and John C. Wobensmith) by marking, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided or following the instructions on your WHITE proxy card to vote via the Internet. Only the latest validly executed proxy that you submit will be counted – any proxy may be revoked at any time prior to its exercise at the annual meeting by following the instructions above under “Can I revoke or change my vote after I submit my proxy?”. You may also revoke any previously submitted proxy by attending the annual meeting and voting your shares at the annual meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, MacKenzie Partners, at (800) 322-2885 (toll-free from the U.S. and Canada) or +1 (212) 929-5500 (call collect) from other countries.
17.	Who will count the vote?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and will act as the inspector of election.
18.	How is a quorum obtained, and why is a quorum required?
Under applicable Marshall Islands law and our governing documents, we may only hold the annual meeting if a quorum is present. A quorum will be present if holders of a majority of the outstanding shares of common stock entitled to vote on a matter at the annual meeting are present or represented by proxy at the meeting. As of the close of business on the record date, we had [•] shares of common stock outstanding and entitled to vote at the annual meeting, meaning that [•] shares of common stock must be represented in person or by proxy to have a quorum. If a quorum is not present at the annual meeting, the meeting may be adjourned until a quorum is obtained. If you are a stockholder of record and submit a proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this proxy statement and listed on the proxy card. If your shares are held in the name of your broker or other nominee, and you do not tell your broker or other nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, unless your broker has provided you with GK Investor’s proxy materials.
19.	How many votes are required to approve each proposal?
	Proposal	Vote Required	Effect of Abstentions	Effect of Broker “Non-Votes”
1.	Election of Directors	Plurality of votes cast	No effect	No effect

2.	Advisory Vote on Executive Compensation	Affirmative vote of a majority of the common shares represented and entitled to vote	Same effect as a vote “against”	No effect

3.	Ratification of Appointment of Independent Auditors	Affirmative vote of a majority of the common shares represented and entitled to vote	Same effect as a vote “against”	No effect

4.	Shareholder Proposal to Repeal By-Laws	Affirmative vote of holders of at least sixty-six and two-thirds (66 2/3%) of the common stock outstanding and entitled to vote thereon	Same effect as a vote “against”	Same effect as a vote “against”
20.	How can I find the voting results of the annual meeting?
Given that we expect the annual meeting to be a contested meeting, we do not anticipate announcing preliminary results at the annual meeting. Final results will be published in a current report on Form 8-K to be filed with the SEC within four business days after the annual meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.
21.	Who is conducting this proxy solicitation?
Genco’s Board of Directors is soliciting your vote for matters being submitted for stockholder approval at the annual meeting. Solicitation may be made by our directors, officers, and other employees telephonically, electronically, or by other means of communication. Directors, officers, and employees who help us in the solicitation will not be separately compensated for those services, but they may be reimbursed by Genco for their out-of-pocket expenses incurred in connection with the solicitation. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed by Genco for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners. The total cost of the solicitation will be borne by Genco.
We have retained the services of MacKenzie Partners, Inc. (“MacKenzie Partners”) for an estimated fee of $[•], plus out-of-pocket expenses, to assist in the solicitation of proxies from brokerage houses, banks, and other custodians or nominees holding stock in their names for others. MacKenzie Partners expects that approximately [•] of its employees will assist in the solicitation. The Company has agreed to indemnify MacKenzie Partners against certain liabilities relating to, or arising out of, its engagement.
The expense incurred by the Company to date in furtherance of, or in connection with, the solicitation is approximately $[•]. The Company anticipates that its total expenditures will be approximately $[•]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. Appendix A sets forth information relating to our directors (who are also our director nominees) and our executive officers who may be considered “participants” in our solicitation of proxies under the applicable SEC rules by reason of their position as directors or officers of the Company, as nominees for directors or because they may be soliciting proxies on our behalf.
We estimate that approximately four of our employees will assist in the proxy solicitation. Appendix A sets forth information relating to certain of Genco’s directors, director nominees and certain executive officers who are considered “participants” in Genco’s solicitation under the rules of the SEC by reason of their position as directors of Genco or because they may be soliciting proxies on Genco’s behalf.
You may receive solicitation materials from GK Investor, including proxy statements and [•] proxy cards. Genco is not responsible for the accuracy or completeness of any information provided by or relating to GK Investor or its nominees contained in solicitation materials filed or disseminated by or on behalf of GK Investor or any other statements GK Investor may make.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Under Genco’s Certificate of Incorporation, as amended, all members of the Board of Directors currently have terms expiring at the 2024 Annual Meeting. The Board of Directors has nominated the directors currently serving on the Board of Directors for election or re-election to serve as directors of the Company for a one-year term until the 2025 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.
Your Board of Directors does not endorse the GK Investor nominees and unanimously recommends that you vote “FOR” the election of the nominees proposed by the Board of Directors (James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, Arthur L. Regan, and John C. Wobensmith) on the WHITE proxy card. The Board strongly urges you to discard and NOT to vote using any proxy card that may be sent to you by GK Investor. If you have already voted using a proxy card sent to you by GK Investor, you have every right to change it and we strongly urge you to revoke that proxy by voting in favor of your Board of Director’s nominees by using the WHITE proxy card to vote by Internet, telephone or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted — any proxy may be revoked at any time prior to its exercise at the annual meeting. If you have any questions or require any assistance with voting your shares, please call our proxy solicitor, MacKenzie Partners, at (800) 322-2885 (toll-free from the U.S. and Canada) or (212) 929-5500 (call collect) from other countries or email them at proxy@mackenziepartners.com.
In the event that GK Investor withdraws its nominees, abandons its solicitation or fails to comply with the universal proxy rules after a shareholder has already granted proxy authority, shareholders can still sign and date a later submitted WHITE proxy card. In the event that GK Investor fails to comply with the universal proxy rules, any votes cast in favor of GK Investor’s nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or GK Investor’s proxy card.
Although the Company is required to include all nominees for election on its universal proxy card, for additional information regarding GK Investor’s nominees and any other related information, please refer to GK Investor’s proxy statement.
You may receive solicitation materials from GK Investor, including proxy statements and proxy cards. Genco is not responsible for the accuracy or completeness of any information provided by or relating to GK Investor or its nominees contained in solicitation materials filed or disseminated by or on behalf of GK Investor or any other statements GK Investor may make. Shareholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the annual meeting at the SEC’s website (http://www.sec.gov).
Vote Required for Approval
As described previously, GK Investor has notified Genco of its intent to nominate two directors for election as directors at the annual meeting in opposition to the nominees recommended by the Board of Directors. Whether or not such nominees are in fact proposed for election at the annual meeting, directors will be elected on a plurality basis, as provided under Article III, Section 2 of Genco’s Amended and Restated By-Laws. This means that the seven (7) director nominees receiving the greatest number of votes cast “FOR” their election will be elected. “WITHHOLD” votes and any broker non-votes (as described below) will be counted for purposes of determining whether there is a quorum at the annual meeting for this vote but will not be counted as votes cast and will result in the applicable nominee(s) receiving fewer votes cast “FOR” such nominee(s).
A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner. Banks, brokers and other holders of record have discretionary authority to vote shares without instructions from beneficial owners only on matters considered “routine” by the New York Stock Exchange, such as the advisory vote on the selection of the independent auditors. On non-routine matters, such as the election of directors and the shareholder proposal, these banks, brokers and other holders of record do not have discretion to vote uninstructed shares and thus are not “entitled to vote” on such proposals, resulting in a broker non-vote for those shares. If GK Investor provides a beneficial holder with proxy materials, that holder’s bank, broker or other financial intermediary will not issue any discretionary votes related to that account, and as such, there will be a broker non-vote related to that account.
Based upon Genco’s criteria for nomination of directors to the board discussed below under “Director Independence,” “Board Diversity,” and “Board Committees and Meetings,” and the unanimous recommendation of our Nominating and Corporate Governance Committee, our Board unanimously determined to nominate the individuals identified in the table below for election at the 2024 Annual Meeting in light of their experience, qualifications, skills, and other attributes, and our Board unanimously determined not to nominate any of the GK Investor nominees. Genco believes that its Board reflects an appropriate balance of relevant experience, continuity, and fresh perspectives as well as a diversity of perspectives and backgrounds. The qualifications of our Board members, which our Board took into account in appointing Paramita Das to the Board and determining not to nominate any of the GK Investor nominees, are summarized in the table below:
	Shipping-Related Experience					Other Business-Related Experience
Director	Executive Management	Drybulk Commodities Relationships	Capital Markets	Commercial / Chartering	Operations / Technical	Accounting & Finance	Risk Management	Strategy	Public / Investor Relations	ESG
James G. Dolphin	✓		✓			✓	✓	✓
Paramita Das	✓	✓				✓	✓	✓		✓
Basil G. Mavroleon	✓			✓		✓		✓
Kathleen C. Haines	✓		✓	✓		✓	✓	✓	✓	✓
Karin Y. Orsel	✓			✓	✓	✓		✓		✓
Arthur L. Regan	✓		✓	✓	✓	✓		✓	✓
John C. Wobensmith	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION (ITEM 1 ON THE ENCLOSED PROXY CARD) OF THE NOMINEES AS DIRECTORS.
As part of its review process, our Nominating and Corporate Governance Committee interviewed both GK Investor nominees and determined that Ms. Day was not additive to our Board’s existing skills and expertise and that Mr. Pons lacked sufficient expertise in shipping and related industries. Neither of the GK Investor nominees presented any new ideas for the direction of Genco’s business; any ideas they presented were ones that our Board had already considered.
Nominee Information
The following table sets forth information regarding our nominees for re-election as directors:
Name	Age	Position
James G. Dolphin	56	Chairman of the Board and Director
Paramita Das	47	Director
Kathleen C. Haines	69	Director
Basil G. Mavroleon	76	Director
Karin Y. Orsel	54	Director
Arthur L. Regan	61	Director
John C. Wobensmith	54	Chief Executive Officer, President, Secretary, and Director
James G. Dolphin has served as a director of Genco since July 21, 2014. Mr. Dolphin became Chairman of the Board upon completion of the 2021 Annual Meeting of Shareholders on May 31, 2021. Mr. Dolphin has served as the Managing Director and President of AMA Capital Partners, LLC (“AMA”), since 2001. AMA is a leading shipping and offshore merchant bank and advisor. Prior to joining AMA, Mr. Dolphin served as a

Principal of Booz Allen Hamilton, serving as the global leader of their commercial freight management consultancy practice. He served on the board of directors of OSG America L.P. from 2007 to 2009, where he also served as a member of the Audit Committee and the Chair of the Conflicts Committee, which negotiated a buyback and tender offer by its general partner; the boards of directors of PLM Financial Services, Inc. and PLM Transportation Equipment Corporation, from 2005 to 2007; and the Board of Trustees of the Seamen’s Church Institute, from 2004 to 2009, where he was a member of the Executive, Investment and Audit Committees. He was instrumental in the establishment of Oceania Cruises Inc. and served as a director from 2003 to 2006, where he also served as a member of the Executive and Audit Committees. Mr. Dolphin also served as a Transportation Executive with First National Bank of Maryland. Mr. Dolphin received his B.A. in Economics and Managerial Studies from Rice University. As a result of these and other professional experiences, Genco believes Mr. Dolphin possesses knowledge and experience regarding the shipping industry, ship finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.
Paramita Das has served as a director of Genco since March 8, 2024. Ms. Das has served as Global Head of Marketing, Development and ESG, Metals and Minerals at Rio Tinto, a global mining group, from June 2022 through February 2024. Prior to that, she served in various roles of increasing responsibility at Rio Tinto, including as President of Rio Tinto Nickle Inc. (renamed Rio Tinto Commercial Americas Inc), President and CEO of Alcan Primary Products Company, LLC and a member of the Board of Directors of Rio Tinto Services Inc. since 2019; General Manager, Marketing and Development, Metals, and Head of the Chicago Commercial Office from 2018 to 2022, and Chief of Staff/Group Business Executive to the Rio Tinto Group CEO from 2016 to 2017. Prior to her tenure at Rio Tinto, Ms. Das served as Chief Strategy Officer for Consortium at Sumitomo Corporation, Itochu Corporation, UACJ Consortium and Head of Strategic Planning & Performance at BP. Ms. Das has served on the Board of Coeur Mining, Inc. since May 2023 and has served on the Advisory Board of Durendal Resources, a company in the business of AI-backed, geoscience-based metals exploration since March 2024. She earned a Master of Business Administration from the University of Louisville. As a result of these and other professional experiences, Genco believes Ms. Das possesses knowledge and experience regarding commodities markets, ESG matters, and general business matters that strengthen the Board’s collective qualifications, skills and experience.
Kathleen C. Haines has served as a director of Genco since May 17, 2017. In 2021, she joined the Advisory Board of Sea Machines Robotics, a privately held company in Boston, Massachusetts. She served as Chief Financial Officer and Treasurer of Heidmar Inc. (“Heidmar”), a privately held company that commercially manages a fleet of oil tankers, from July 2012 until May 2020. She was also a member of the Executive Committee of Heidmar, which was responsible for the strategy of the company as well as marketing efforts. Prior to and after her time at Heidmar, Ms. Haines has served as the Principal of Holbridge Capital Advisors, a financial consulting and investment firm specializing in the maritime industry. During 2010, she served as the Chief Financial Officer of Asia Pacific Carriers, based in Hong Kong. From May 2007 to May 2008, she was the Chief Executive Officer of the transition company created following the sale of OMI Corporation, a U.S.-based NYSE-listed international shipping company. Ms. Haines served as the Chief Financial Officer of OMI Corporation from 1998 until its sale. She also served on the Board of Directors of OMI Corporation’s technical management affiliate, Orinoco Marine Consultancy Pvt. Ltd., from 2006 to 2008. Ms. Haines was a board member of OSG America LLC from 2007 until it was reacquired by its parent company in 2009 and served as Chairman of the Audit Committee and a member of the Conflicts Committee. She currently serves on the Board of Trustees of the Seamen’s Church Institute as Audit Chair and a Member of the Executive Committee and is a member of the Finance and Endowment Committee as well as the Strategic Planning and Governance/Nominating Committees. She is active in numerous professional associations, including the American Institute of Certified Public Accountants, and is the Treasurer and a founding board member of the U.S. affiliate of Women’s International Shipping and Trading Association. Ms. Haines also served on the Board of the New York Maritime Association. Ms. Haines holds a Bachelor of Arts degree in Accounting from Texas Tech University and is a controllership graduate from the University of Wisconsin School for Bank Administration. As a result of these and other professional experiences, Genco believes Ms. Haines possesses knowledge and experience regarding the shipping industry, finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.
Basil G. Mavroleon has served as a director of Genco since July 17, 2015. Mr. Mavroleon served as a director of Baltic Trading from March 15, 2010 until Baltic Trading’s merger with our Company on July 17, 2015. Mr. Mavroleon also served as a director of our Company from July 27, 2005 to July 9, 2014. Mr. Mavroleon has been employed in the shipping industry for the last 46 years. Since 1970, Mr. Mavroleon has worked at Charles R. Weber Company, Inc., one of the oldest and largest tanker brokerages and marine consultants in the United States. Mr. Mavroleon was Managing Director of Charles R. Weber Company, Inc. for twenty-five years and held the position of Manager of the Projects Group thereafter for five years from January 2009 until April 2013. Mr. Mavroleon is a director of Pyxis Tankers, Inc. where he serves on the audit committee and the nominating and corporate governance committee. Mr. Mavroleon also serves as Managing Director of WeberSeas (Hellas) S.A., a comprehensive sale and purchase, newbuilding, marine projects and ship finance brokerage based in Piraeus, Greece. Since its inception in 2003 through its liquidation in December 2005, Mr. Mavroleon served as Chairman of Azimuth Fund Management (Jersey) Limited, a hedge fund that dealt with tanker freight forward agreements and derivatives. Mr. Mavroleon is a member of the Association of Ship Brokers and Agents, is on the advisory board of NAMMA (North American Maritime Ministry Association), is a director emeritus of NAMEPA (North American Marine Environmental Protection Association), and is Chairman of the New York World Scale Committee. Previously, he was a member of the Baltic Exchange and was on the board of the Associate Membership Committee of Intertanko for over 40 years. Mr. Mavroleon is a member of the Hellenic Chamber of Commerce, the Connecticut Maritime Association, NYMAR (New York Maritime Inc.), the Maritime Foundation Knowledge Center, honorary director of the Connecticut Maritime Association Education Foundation (CAMEF), and serves on the board of trustees of the Maritime Aquarium, Norwalk, CT. Mr. Mavroleon was educated at Windham College, Putney, VT. As a result of these and other professional experiences, we believe Mr. Mavroleon possesses knowledge and experience regarding the shipping industry, ship finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.
Karin Y. Orsel has served as a director of Genco since March 22, 2021. Ms. Orsel is a shipping executive and entrepreneur with over 35 years of experience in the industry. She serves as the Chief Executive Officer of MF Shipping Group, a company she founded in 1994 that provides technical management services to a fleet of over 50 vessels, including oil product and chemical tankers, multipurpose vessels, self-unloaders, and cement carriers. In connection with these activities, she has acted as a managing director of a number of ship owning companies. She began her career in the shipping industry at the age of 18 with Sandfirden Rederij B.V., where she served as a financial manager. Ms. Orsel is active in shipping industry organizations, currently serving as a board member of Koninklijke Vereniging van Nederlandse Reders (the Royal Association of Netherlands Ship-owners), a board member of the International Chamber of Shipping (ICS), a member of the Executive Committee of the International Association of Independent Tanker Owners (INTERTANKO), Chair and a Trustee of International Seafarers Welfare and Assistance Network (ISWAN), chair of the European Community Shipowners’ Association, and an Ambassador for the Women’s International Shipping and Trading Association. She earned a Bachelor of Arts in Economic & Administrative Education from Winschoter College in the Netherlands. As a result of these and other professional experiences, Genco believes Ms. Orsel possesses knowledge and experience regarding the shipping industry, finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.
Arthur L. Regan has served as a director of Genco since February 17, 2016 and was named Interim Executive Chairman of the Board on October 13, 2016 and Chairman of the Board on June 5, 2020. Mr. Regan served as Chairman of the Board from June 5, 2020 through May 13, 2021, following which he has continued to serve as a director of Genco. Since August 2022, Mr. Regan has been the Chief Executive Officer and Director of Energos Infrastructure LLC, an LNG marine infrastructure platform providing an integral component of global energy transition. Mr. Regan has worked as an Operating Partner with Apollo Investment Consulting LLC since 2015. From 2010 to 2015, Mr. Regan was the President, Chief Executive Officer and a Director of Principal Maritime Management, LLC, a wholly owned portfolio company of Apollo Global Management, LLC (“Apollo”), which has directly managed and advised Apollo on investments across the shipping industry. From 2010 to 2015, Mr. Regan was President, Chief Executive Officer, and a Director of Veritable Maritime Holdings LLC, an international shipowning entity funded principally by affiliates of Apollo. Mr. Regan has more than 30 years of experience in the shipping industry in executive roles, including as President and Chief Executive Officer of Arlington Tankers Ltd. from 2004 to 2008, which was listed on the New York Stock Exchange. Mr. Regan is a graduate of the State University of New York Maritime College at Fort Schuyler with a Bachelor of Science degree in Marine Transportation and Management. Mr. Regan began his shipping career sailing as an officer on merchant tankers and dry bulk vessels for over ten years, completing his sea service as Master Mariner. He is currently a Member of the North American Panel Committee of the vessel classification society and maritime industry advisor DNV-GL. Mr. Regan was an independent director of Chembulk Tankers from 2018 to 2020 and was its Chairman of the Board until 2022. Chembulk Tankers was a privately held entity that owned and operated stainless steel specialty chemical tankers internationally. As a result of these and other professional experiences, Genco believes Mr. Regan possesses knowledge and experience regarding general business, finance, and the shipping industry that strengthen the Board’s collective qualifications, skills and experience.
John C. Wobensmith has served as a director of Genco since May 29, 2021, our Chief Executive Officer since March 23, 2017, and our President since December 19, 2014. From April 2005 until his appointment as President, he served as our Chief Financial Officer and Principal Accounting Officer. From 2010 until Baltic Trading’s merger with our Company on July 17, 2015, Mr. Wobensmith served as President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of Baltic Trading. He was given the additional title of Chief Executive Officer of Genco on March 23, 2017. He also served as a director of Ultrapetrol (Bahamas) Limited, a marine transportation company, from 2016 to 2017. Mr. Wobensmith has over 25 years of experience in the shipping industry. Before becoming our Chief Financial Officer, Mr. Wobensmith served as a Senior Vice President with American Marine Advisors, Inc., now known as AMA Capital Partners, LLC, a shipping and offshore merchant bank and advisor. While at American Marine Advisors, Inc., Mr. Wobensmith was involved in mergers and acquisitions, equity fund management, debt placement and equity placement in the shipping industry. From 1993 through 2000, he worked in the international maritime lending group of The First National Bank of Maryland, serving as a Vice President from 1998. Mr. Wobensmith has a bachelor’s degree in economics from St. Mary’s College of Maryland. He also was appointed by the Governor of Maryland and currently serves on the Board of Trustees and as Treasurer of the Board at St. Mary’s College of Maryland. Mr. Wobensmith holds the Chartered Financial Analyst designation.
Environmental, Social, and Governance (ESG) Highlights
For details of our ESG initiatives, please see “Environmental and Other Regulations” in our Annual Report on Form 10-K filed with the SEC on February 27, 2024, and our website at www.gencoshipping.com for a copy of our current Sustainability Report.
Governance Materials – All of the Company’s corporate governance materials, including the committee charters of the Board and the Company’s Corporate Governance Guidelines, are published in the Governance Documents page of the Governance section of the Company’s website under “Investors” at www.gencoshipping.com. These materials are also available in print to any shareholder upon request. The Board regularly reviews corporate governance developments and modifies its committee charters as warranted. Any modifications are reflected on the Company’s website.
Director Independence – It is the Genco Board’s objective that a majority of the Genco Board consist of independent directors. For a director to be considered independent, the Genco Board must determine that the director does not have any material relationship with Genco. The Genco Board follows the criteria set forth in applicable NYSE listing standards to determine director independence. The Genco Board will consider all relevant facts and circumstances in making an independence determination.
All members of the Genco Audit, Compensation, and Nominating and Corporate Governance Committees must be independent directors as defined by applicable NYSE listing standards. Members of the Genco Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Genco or any of its subsidiaries other than their director compensation.
We anticipate that, as of the date of the Annual Meeting, six of the seven directors of Genco will be independent. The independent directors of Genco as of the date of this Proxy Statement are James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, and Karin Y. Orsel. We expect that Arthur L. Regan will be deemed independent as of May 13, 2024, three years after he ceased to serve as Interim Executive Chairman and Chairman of the Board, and in connection with this service, an executive officer of Genco. In determining that Mr. Mavroleon is independent, the Board considered that Mr. Mavroleon is an independent contractor of WeberSeas (Hellas) S.A. (“WeberSeas”), which has acted as a broker introducing potential buyers to Genco in connection with sales of certain of Genco’s vessels. The Board deemed Mr. Mavroleon’s relationship with WeberSeas not to be material, as Mr. Mavroleon has not received any payment or other economic benefit from any Genco vessel sales and has recused himself from participating in such Genco vessel sales. Genco has not engaged WeberSeas as broker for vessel sales since 2021.

Board Diversity – Our Nominating and Corporate Governance Committee considers many factors when determining the eligibility of candidates for nomination to the Board. In the event of a vacancy, the Committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can be additive to the skill set of the existing board and who can contribute to the Board’s overall effectiveness in meeting its mission. In considering candidates, the Board seeks talents, skills, diversity, and expertise to serve the long-term interests of the Company and our stockholders. Three of the seven members of Genco’s Board are women, one of whom is of Asian ethnicity.
Board Performance – In accordance with NYSE rules, our Board and its four standing committees assess their performance annually. In addition, in 2024, the Board established an annual process for our directors to conduct individual self-assessments.
Code of Ethics – All directors, officers, employees and agents of Genco must act ethically at all times and in accordance with the policies comprising Genco’s Code of Ethics. Under Genco’s Code of Ethics, the Genco Board will only grant waivers for a director or an executive officer in limited circumstances and where circumstances would support a waiver. Such waivers may only be made by the Audit Committee.
Genco’s Code of Ethics is available in the Governance Documents page of the Governance section of the Company’s website under “Investors” at www.gencoshipping.com and is available in print to any shareholder upon request. Genco intends to provide any disclosures regarding the amendment or waiver of its Code of Ethics on its website.
Insider Trading Policies and Procedures – Genco has adopted an Inside Information, Market Communications and Securities Trading Policy and Procedures governing the purchase, sale, and/or other dispositions of its securities by directors, officers and, employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any NYSE listing standards applicable to Genco. A copy of this policy is available as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on February 27, 2024.
Communicating Concerns to Directors – Shareholders or other interested parties may communicate directly with any individual director, with the Genco Board as a group, with the Chairman or other presiding director pursuant to Section 303A.03 of the NYSE’s Listed Company Manual. All of Genco’s directors other than Mr. Wobensmith are currently non-management directors. All communications should be in writing and should be addressed to the intended recipient(s), c/o John C. Wobensmith, Secretary, 299 Park Avenue, 12th Floor, New York, New York 10171. Once the communication is received by the Secretary, the Secretary reviews the communication. Communications that comprise advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to Genco’s directors. Other communications are promptly forwarded to the addressee.
Board Meetings and Committees
During fiscal year 2023, there were seven meetings of the Genco Board of Directors. Genco’s Board of Directors in 2023 was comprised of James G. Dolphin, Kathleen C. Haines, Basil G. Mavroleon, Arthur L. Regan, and John C. Wobensmith. A quorum of directors was present, either in person or telephonically, for all of its meetings in 2023. Actions were also taken during the year by unanimous written consent of Genco’s directors. All directors attended at least 75% of the aggregate of the total number of meetings of the Genco Board of Directors and the total number of meetings of all Committees of the Genco Board of Directors on which they served. Genco encourages all directors to attend each annual meeting of shareholders. Six directors attended the 2023 Annual Meeting of Shareholders.
Genco’s Audit Committee was comprised of James G. Dolphin, Kathleen C. Haines and Basil G. Mavroleon during fiscal year 2023. Ms. Haines is a financial expert as defined under Item 401(h)(2) of Regulation S-K. All of these individuals qualify (or qualified) as independent directors under the listing requirements of the NYSE and are financially literate. Through its written charter, Genco’s Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor’s fees and recommending the engagement of the auditors to the full Board. During fiscal year 2023, Genco’s Audit Committee held four meetings.

Genco’s Compensation Committee was comprised of James G. Dolphin, Kathleen C. Haines, and Basil G. Mavroleon during fiscal year 2023. All of these individuals qualify (or qualified) as independent directors under the listing requirements of the NYSE, and none of them is (or was) an employee of Genco. Through its written charter, Genco’s Compensation Committee administers Genco’s cash bonus and equity incentive plans and other corporate benefits programs. Genco’s Compensation Committee also considers from time to time matters of compensation philosophy and competitive status, and also reviews, approves, or recommends salaries, cash bonuses, equity grants and other compensation in accordance with the terms of Genco’s 2015 Equity Incentive Plan and its Annual Incentive Plan. Genco’s Compensation Committee generally does not delegate its authority, although Genco’s officers are responsible for the day-to-day administration of the 2015 Equity Incentive Plan and the Annual Incentive Plan. Directors’ compensation is established by the Genco Board of Directors upon the recommendation of Genco’s Compensation Committee. During fiscal year 2023, Genco’s Compensation Committee held nine meetings.
Genco’s Nominating and Corporate Governance Committee was comprised of James G. Dolphin, Basil G. Mavroleon, and Karin Y. Orsel during fiscal year 2023. All of these individuals qualify (or qualified) as independent directors under the listing requirements of the NYSE, and none of them is (or was) an employee of Genco. Through its written charter, the Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing Genco’s corporate governance guidelines. When a vacancy exists on the Board, or when the Board determines to add an additional director, the Nominating and Corporate Governance Committee seeks out appropriate candidates from various sources, which may include directors, officers, employees and others. The Committee may use consultants and search firms who may be paid fees for their assistance in identifying and evaluating candidates. Genco retained Korn Ferry during 2023 and 2024 for this purpose. The Committee does not have a set of minimum, specific qualifications that must be met by a candidate for director and will review the candidate’s background, experience and abilities, and the contributions the candidate can be expected to make to the collective functioning of the Board and the needs of the Board at the time. The Committee considers candidates based on materials provided, and will consider whether an interview is appropriate. The Committee will consider shareholder recommendations of director candidates, which should be sent to the attention of the corporate secretary at Genco headquarters, on the same basis. Only persons who are nominated with the procedures set forth in our Amended and Restated By-Laws are eligible for election as directors at our shareholders’ meetings. See “Shareholder Proposals and Nominations for the Next Annual Meeting” on page 50 for further information. During fiscal year 2023, the Nominating and Corporate Governance Committee held three meetings.
Genco’s ESG Committee, whose members consisted of Karin Y. Orsel (Chair), Kathleen C. Haines, Basil G. Mavroleon, and Arthur L. Regan in 2023, leads Board oversight activities regarding ESG and reports to the Board. In that role, the ESG Committee reviews our ESG strategy and assesses our performance. In addition, the ESG Committee assesses whether relevant ESG matters should be reviewed or considered by other Board committees or the full Board. During fiscal year 2023, Genco’s ESG Committee held two meetings.
Executive Sessions
Under the Corporate Governance Guidelines that Genco adopted to assure free and open discussion and communication among the non-management directors, the non-management directors will seek to meet at least annually and may meet as the non-management directors deem appropriate. In addition, if there are any non-management directors who are not independent directors, the independent directors shall meet in executive session at least once each year. The presiding director at any executive session with the non-management or independent directors will be the Chairman if the Chairman is present and is a non-management or independent director (as applicable) and will otherwise be selected by a majority of the non-management or independent directors (as applicable) present at the meeting. One executive session of independent directors and one executive session of non-management directors was held in fiscal year 2023.

Board Leadership Structure
As noted above, Genco’s Board is currently comprised of a majority of independent directors. Genco recognizes that different Board leadership structures may be appropriate for Genco during different periods of time and under different circumstances. Genco believes that its current Board leadership structure is suitable for Genco because it allows Genco to consider a broad range of opinions in the course of its Board deliberations, including those with knowledge of Genco’s day-to-day operations and business strategy, as well as those with an experienced independent viewpoint.
Genco’s Chairman of the Board is a separate individual from its Chief Executive Officer and contributes to facilitating communication among the directors, organizing the meeting schedules and agendas of the Board, and presiding at Board and shareholder meetings. Genco’s Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. Genco’s Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of Genco and its shareholders at the time of such determination.
Genco’s Corporate Governance Guidelines provide the flexibility for Genco’s Board to modify or continue Genco’s leadership structure in the future, as it deems appropriate.
Risk Oversight
Genco’s Board believes that oversight of Genco’s risk management efforts is the responsibility of the entire Board. It views risk management as an integral part of Genco’s strategic planning process. The subject of risk management is regularly discussed at Board meetings with Genco’s Chief Executive Officer and its Chief Financial Officer. Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, Genco’s Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting as well as information security. Genco’s Nominating and Corporate Governance Committee oversees risk associated with Genco’s Corporate Governance Guidelines and Code of Ethics, including compliance with listing standards for independent directors, committee assignments, and conflicts of interest. Genco’s Compensation Committee oversees the risk related to Genco’s executive compensation plans and arrangements. Genco’s ESG Committee oversees risks related to environmental, social, and corporate responsibility matters, including with respect to climate change, human capital management, health and safety, and social and political trends.

MANAGEMENT
Information About Our Executive Officers
The following table sets forth certain information with respect to the executive officers of Genco (other than John C. Wobensmith, for whom information is set forth above under the heading “Board of Directors”):
Name	Age	Position
Peter Allen	37	Chief Financial Officer
Joseph Adamo	61	Chief Accounting Officer, Treasurer, and Controller
Jesper Christensen	37	Chief Commercial Officer
Peter Allen was appointed as Genco's Chief Financial Officer effective June 16, 2023. Mr. Allen has been employed with Genco since August 2008. Over his career at the company, Mr. Allen has served in various finance, accounting and corporate strategy positions, including most recently as Senior Vice President, Strategy & Finance before his promotion to Chief Financial Officer. Mr. Allen has 16 years of experience in the shipping industry with a focus on capital allocation, mergers and acquisitions, financial and drybulk market analysis, debt and equity capital markets transactions and SEC reporting. He has a bachelor of science degree from Fairfield University and holds the Chartered Financial Analyst designation.
Joseph Adamo has served as Genco’s Chief Accounting Officer since December 19, 2014. Mr. Adamo has been employed with Genco since June 2005. Mr. Adamo’s initial position with Genco was Controller until April 2010, when he was promoted to Treasurer and Controller. Mr. Adamo is responsible for overseeing Genco’s accounting department, including certain filings with the SEC. Prior to joining Genco, Mr. Adamo was a turnaround consultant providing restructuring advisory services to distressed companies. Prior to that, Mr. Adamo served as Chief Financial Officer for two private companies. Mr. Adamo started his career in public accounting working for Price Waterhouse, currently PriceWaterhouseCoopers LLP. He has a bachelor’s degree in accounting from Pace University and is a licensed Certified Public Accountant.
Jesper Christensen was appointed as Genco’s Chief Commercial Officer on April 2, 2023. He previously served as Genco’s Vice President, Head of Chartering since June 2021. From March 2017 until his appointment as Vice President, Head of Chartering, he served as the Company’s Vice President and Commercial Director, Minor Bulk Fleet, responsible for the global chartering activities of Genco’s minor bulk fleet. Mr. Christensen has over 17 years of experience in the shipping industry with a focus on commercial management in the dry cargo sector. Prior to joining Genco, Mr. Christensen served as Director, Head of Chartering Stamford at Clipper Bulk Shipping Ltd. Mr. Christensen has a Graduate Diploma in Business Administration (Organization and Management) from Copenhagen Business School and completed the shipping education program at the Maritime University of Denmark.
As described above, Mr. Wobensmith serves as an executive officer of Genco. On April 21, 2014, Genco and its subsidiaries other than Baltic Trading and its subsidiaries filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This section describes Genco’s compensation program as it relates to its Chief Executive Officer and President, John C. Wobensmith; its Chief Financial Officer, Peter Allen; its Chief Accounting Officer, Joseph Adamo, its Chief Commercial Officer, Jesper Christensen, its former Chief Financial Officer, Apostolos D. Zafolias, and its former Chief Operations Officer, Robert Hughes, all of whom Genco refers to together as Genco’s “named executives.” Detailed compensation information for each of the named executives is presented in the tables following this discussion in accordance with SEC rules. On March 6, 2023, Mr. Hughes resigned as our Chief Operations Officer in connection with an internal consolidation of our business departments and entered into a Separation Agreement with us on March 7, 2023. On April 13, 2023, Mr. Zafolias informed Genco that he intended to depart from his roles at Genco to pursue an opportunity outside the maritime industry, and he entered into a Separation Agreement on May 3, 2023. The terms of the Separation Agreements are described in “Compensation for Genco’s Named Executives for 2023” starting on page 24.
Executive Compensation Framework Transition
Prior to 2023, we awarded short-term incentive awards in the form of cash bonuses to our named executives under our Annual Incentive Plan described below. Subject to the discretion of our Compensation Committee and the Board, the bonus amounts were based on a number of metrics. During such time, long-term incentive awards took the form of restricted stock units (“RSUs”) and, in some years, stock options under our 2015 Equity Incentive Plan described below, which were awarded on a discretionary basis.
For 2023, the Compensation Committee determined that our compensation framework should shift to a system of short-term incentive awards under our Annual Incentive Plan and long-term incentive awards under our 2015 Equity Incentive Plan, each of which is determined in accordance with a smaller group of focused metrics than used previously under our Annual Incentive Plan. In our new compensation framework, for short-term incentive compensation for 2023, the metrics we used are free cash flow and achievement of corporate and individual strategic initiatives as determined in the discretion of our Board. For long-term incentive compensation for 2023, the metrics we used were relative total shareholder return compared to a performance peer group and an internally adjusted return on invested capital ratio. Fifty percent of the value of our equity awards for 2023 took the form of performance RSUs (“PRSUs”), the vesting of which will depend on the achievement of the specified metrics, and the balance took the form of RSUs vesting based on the passage of time as we have historically awarded. Further details of our new compensation framework and awards made under it for 2023 are further described below under “Compensation for Genco’s Named Executives for 2023” starting on page 24.
Executive Compensation Practices
Below is a summary of our key executive compensation practices. We believe these practices promote good governance and align the interests of our executive officers with the interests of our shareholders.
What We Do
•	Our Compensation Committee, which is comprised solely of independent directors, recommends annual compensation awards for our executive officers to our Board for approval.
•	The Compensation Committee directly retains an independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”) to provide advice.
•
Our Compensation Committee conducts an annual review of our executive compensation program to confirm it does not create risks that are reasonably likely to have a material adverse effect on the Company.

•	We make performance-based cash bonus awards under a plan based on achievement of specified performance criteria.
•	We have historically made equity awards that:
•	provide for a three-year minimum vesting schedule for named executives, which is up to five years for certain awards granted historically;

•	do not provide for “single trigger” vesting in the event of a change of control; and
•	are limited to a total fixed number of shares under our equity plan for which increases are subject to shareholder approval.
•	We have adopted and maintain stock ownership guidelines for our executive officers and directors.
What We Do Not Do
•
We do not permit our executive officers to engage in short sales or hedging transactions with regard to compensatory equity awards or to pledge our equity securities as collateral for a loan (with one grandfathered exception).

•	We do not provide so-called tax “gross-ups” for our executive officers.
•	We do not provide significant perquisites for our executive officers.
•	We do not pay dividends on equity awards prior to vesting.
How Compensation is Determined
Role of Compensation Committee. Genco’s Compensation Committee oversees Genco’s executive compensation program. The Compensation Committee reviews, administers and designs Genco’s compensation plans and policies, and recommends such plans and policies to Genco’s Board for approval. Genco’s Compensation Committee also reviews and approves the corporate goals and objectives relevant to the compensation of Genco’s named executives, evaluates corporate performance and the performance of each of Genco’s executives, and recommends to Genco’s Board the compensation (cash and equity) of Genco’s named executives and other key employees.
Each year, Genco’s Compensation Committee evaluates each named executive and other key employees to determine if changes in compensation are appropriate. As part of this process, Genco’s Compensation Committee reviews summaries that include, as applicable for each individual, salary, bonus, and other cash compensation; severance and change in control benefits; prior grants of equity-based awards; and the value of benefits and perquisites.
Role of Compensation Consultant. Genco’s Compensation Committee retained FW Cook, an independent compensation consultant, to assist and advise Genco’s Compensation Committee with respect to several aspects of Genco’s executive compensation programs and corporate governance. The services that FW Cook was retained for include reviewing and advising Genco on its compensation philosophy, strategy and program, including the redesign of Genco’s compensation program for 2023; analyzing the appropriateness of a compensation comparator peer group; providing and analyzing competitive market compensation data; analyzing the effectiveness of Genco’s compensation programs and making recommendations, as appropriate; providing advice and counsel on best practices in compensation and corporate governance, keeping Genco and its Compensation Committee apprised of trends, developments, legislation and regulations affecting executive and director compensation; and conducting a risk assessment of Genco’s incentive compensation programs and making recommendations, as appropriate. As required by rules adopted by the SEC under the Dodd-Frank Wall Street Reform And Consumer Protection Act, Genco’s Compensation Committee has considered the relevant factors (including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act) and has determined that FW Cook is independent and has no conflicts of interest.
Role of Management. Genco’s Compensation Committee consults with Genco’s Chief Executive Officer and, as appropriate, its other named executives regarding their views on their compensation and the compensation of those who report to them directly or indirectly. However, Genco’s Compensation Committee makes the final recommendation to Genco’s Board with respect to each executive’s compensation. None of Genco’s named executives determines his own compensation.
Competitive Marketplace Assessment. In order to assess the competitiveness of Genco’s executive compensation, Genco’s Compensation Committee reviews the compensation arrangements of executives at certain other publicly-traded drybulk and other shipping companies as well as other companies that the Compensation Committee believes are representative of the market place in which Genco competes for executive and managerial talent. The compensation comparator group that Genco’s Compensation Committee used in its recommendations for 2023 compensation comprised 13 such companies, listed below. The Compensation Committee believes the compensation information from the comparator group can be helpful, but recognizes that benchmarking data is not definitive and is subject to change from one year to the next. The Compensation Committee uses this information as a general frame of reference and does not target Genco’s executive compensation to a specific percentile, instead using company and individual performance as the primary drivers of compensation levels.
Compensation Comparator Group
Berry Corporation	Newpark Resources, Inc.
DHT Holdings, Inc.	Overseas Shipholding Group, Inc.
Dorian LPG Ltd.	Ranger Oil Corporation
Dril-Quip, Inc.	SEACOR Marine Holdings, Inc.
Eagle Bulk Shipping Inc.	Tidewater Inc.
Helix Energy Solutions Group, Inc.	W&T Offshore, Inc.
International Seaways, Inc.
The Compensation Committee, assisted by FW Cook, reviews the compensation comparator group periodically. For purposes of 2024 compensation decisions, the Compensation Committee replaced Ranger Oil Corporation with Ring Energy, Inc., as the former is no longer a public company with available information for comparison.
Prior Year Say on Pay Results. At the May 16, 2023 shareholders’ meeting, the non-binding advisory vote on executive compensation proposal, or the “say on pay” vote, received support from 93.4% of votes cast. The Compensation Committee considered these results and determined that the results of the vote did not call for any significant changes to the executive compensation plans and programs already in place.
Genco’s Compensation Philosophy
Genco’s executive compensation program is designed to attract, motivate and retain a talented team of executives who will enable Genco to compete successfully with other drybulk shipping companies. Genco seeks to accomplish this goal in a way that aligns Genco’s executives’ interests with those of its shareholders and encourages and rewards Genco’s executives for achievement of Genco’s annual and longer-term performance objectives.
Prior to 2023, we awarded short-term incentive awards in the form of cash bonuses to our named executives under our Annual Incentive Plan which, subject to the discretion of our Compensation Committee and the Board, were based on a number of certain metrics. During such time, long-term incentive awards took the form of RSUs and, in some years, stock options under our 2015 Equity Incentive Plan and were awarded on a discretionary basis. The Compensation Committee determined that, beginning in 2023, our compensation framework should shift to a system of short-term incentive awards under our Annual Incentive Plan and long-term incentive awards under our 2015 Equity Incentive Plan, each of which is determined in accordance with a smaller group of focused metrics than used previously under our Annual Incentive Plan. In our new compensation framework, for short-term incentive compensation for 2023, the metrics we used are free cash flow and achievement of corporate and individual strategic initiatives as determined in the discretion of our Board. For long-term incentive compensation for 2023, the metrics we used were relative total shareholder return compared to a performance peer group and an internally adjusted return on invested capital ratio. Fifty percent of the value of our equity awards for 2023 took the form of PRSUs, the vesting of which will depend on the achievement of the specified metrics, and the balance took the form of RSUs vesting based on the passage of time as we have historically awarded.
Compensation Objectives
Genco’s compensation program is rooted in the principles inherent in “pay for performance.” In particular, Genco has designed its compensation program to:
•	attract, motivate, retain and reward those executives and managers who have the necessary experience and subject-matter expertise to deliver sustained improvements in shareholder value;
•
compensate each executive and manager competitively based upon the scope and impact of his or her position as it relates to the success of Genco and on the potential of each employee to assume increasing responsibility within Genco; and

•
align the interests of Genco’s executives with those of Genco’s shareholders through the use of short-term cash incentives that are paid on the basis of performance achievements in the year preceding payment and the use of equity-based long-term incentive awards that link reward to improvement in equity value over time.

Elements of Compensation
The compensation program for the named executives consists of three main elements: base salaries; short-term (annual) incentives payable in cash on the basis of annual achievement under Genco’s Annual Incentive Plan; and long-term, equity-based incentives. The named executives are also eligible to participate in Genco’s health and other broad-based programs on the same basis as other U.S. employees and are eligible for paid time off and paid holidays.
Fixed Compensation
Base Salary. Base salaries for the named executives are determined based on the breadth, scope and complexity of the functions performed by each named executive; individual performance, skills, and experience; the competitive labor market for the position; and internal equity considerations. Base salaries are reviewed annually, and may be adjusted to reflect meritorious individual performance assessments; promotions or significant changes in the scope and impact of the position; or market adjustments to reflect shifts in the competitive labor market for the position.
Variable Incentive Compensation
In support of Genco’s commitment to align compensation with demonstrated performance, a significant portion of the compensation paid to its named executives is incentive-based. Genco’s incentive compensation program has been designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executive with Genco’s shareholders and retain the executives through the term of the equity awards, which has historically been for three to four years. Historically, Genco’s Compensation Committee has made incentive compensation decisions based upon several considerations including, comparator peer group benchmarks, Genco’s financial results, the state of its operations and its strategic accomplishments during the year, and the accomplishments and contributions of its named executives at the end of Genco’s fiscal year. Following this assessment, variable incentive compensation, in the forms of cash and restricted stock, has been awarded to Genco’s named executives.
Cash Incentive Awards. For purposes of determining the amounts of cash bonuses payable to our named executive officers and other employees, the Compensation Committee recommended, and the Board approved, the Annual Incentive Plan described below.
Equity Awards. Genco does not have a specific policy governing the timing of equity awards but intends to make equity awards for a given year in the first quarter of the year. Under the current compensation framework, these awards consist of restricted stock units (“RSUs”) that generally vest over a period of time or performance-based RSUs that vest based on achievement of certain metrics following completion of a measurement period (“PRSUs”). Each RSU or PRSU awarded by Genco represents the right to receive one share of the issuer's common stock, or in the sole discretion of our Compensation Committee, the value of a share of common stock on the date that the RSU or PRSU vests. The Compensation Committee considers the size and form of award when making award decisions.
Historically, unless otherwise determined by Genco’s Compensation Committee, each RSU or PRSU award entitles the named executive to dividend equivalent rights. As the executives share commensurately with other shareholders in receiving payments in respect of dividends, they likewise share in the recognition of the current income generation and future change in stock price. Recipients of RSUs or PRSUs receive dividend equivalent payments only upon settlement of these awards after they vest, and any dividend equivalent payments that have accrued in respect of forfeited RSUs or PRSUs are likewise forfeited.
Other Elements
Benefits. Genco’s named executives are eligible under the same plans as all other U.S. employees for medical, dental, vision, and disability insurance and are eligible for paid time off and paid holidays. Additionally, Genco matches the 401(k) contributions of our named executives and other employees up to the maximum allowed per year, which was $29,700 in 2023 for our named executives. Genco pays premiums on life insurance and long-term disability insurance for Mr. Wobensmith. Genco believes these benefits are reasonable, competitive and consistent with Genco’s overall executive compensation program.
Annual Incentive Plan for Cash Bonuses
On the recommendation of its Compensation Committee, the Board approved the principal terms of Genco’s Annual Incentive Plan on December 18, 2018 and adopted a written plan document for it on March 4, 2019. The Annual Incentive Plan embodies weighted performance criteria to calculate cash bonuses that may become payable to Genco’s executive officers and other employees. The Annual Incentive Plan is administered by the Company’s Compensation Committee or, if it elects, the Board or another committee designated by the Board, and provides for the establishment from time to time of measurable criteria intended to reinforce a pay for performance framework aligning the interests of executive officers and other employees with those of the shareholders. Performance measures so established may include, without limitation, earnings-based measures (such as free cash flow, EBITDA, adjusted EBITDA, operating income, and revenue), measures relating to the Company’s share price (such as relative total shareholder return vs. a designated peer group), costs versus budget, other strategic goals, and individual management-based objectives. Performance goals may be absolute goals or relative goals, including, without limitation, goals based on comparisons to the performance of other companies or an index covering multiple companies, measured with respect to one or more of the applicable performance measures. The method for computing any amount of compensation payable under the Annual Incentive Plan may include, without limitation, the designation of one or more threshold, target, or maximum bonus levels, determination of the bonus amount to be paid at each such level, and the weighting of metrics used to determine the total bonus award.
2015 Equity Incentive Plan
Genco’s 2015 Equity Incentive Plan provides for equity awards with respect to shares of Genco’s common stock in the form of non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, RSUs, or unrestricted stock. Awards are available to officers, directors, and executive, managerial, administrative and professional employees of and consultants to Genco or any subsidiary or joint venture of Genco. Genco’s Compensation Committee administers the 2015 Equity Incentive Plan and recommends discretionary awards under this plan for approval by Genco’s Board.
Compensation for Genco’s Named Executives for 2023
The year 2023 was a successful year for Genco in which we continued to carry out our comprehensive value strategy centered on three key pillars: paying sizeable quarterly cash dividends to shareholders, low financial leverage, and opportunistically growing our asset base. During 2023, our management team implemented this strategy through the following initiatives:
•
Deleveraging through the voluntary repayment of $35 million of debt during 2023, excluding revolver drawdowns for acquisitions, resulting in the repayment of $249 million or 55% of Genco’s debt balance since beginning of 2021.

•	Establishing a $500 million revolving credit facility structure, resulting in increased borrowing capacity and ability to manage outstanding debt, reduced margin on debt, and extended maturity.
•	Executing on our fleet renewal plan by –
○	Completing the acquisition of two 2016-built scrubber-fitted Capesize vessels, taking prompt delivery of these vessels as the drybulk freight market began in significantly improve in November 2023.
○
Arranging to divest three 2009-2010 built 169,000 dwt Capesize vessels with third special surveys due in 2024 at firm prices, thereby avoiding approximately $10 million in drydocking related capital expenditures.

•	Achieving #1 rank in the Webber Research ESG Report out of 64 public shipping companies for the third consecutive year.
•	Continuing benchmark outperformance through our commercial operating platform.

•	Extensive engagement with the public through industry conferences, analyst coverage, and other initiatives.
•
Through the successful achievement of these initiatives, Genco declared $0.86 per share in dividends under our strategy for the twelve months of 2023, meaning that Genco has now declared dividends in 18 consecutive quarters, paying aggregate dividends of $5.155 per share over that time or approximately 25% of the current share price.

The specific compensation decisions made for each of the named executives for 2023 reflect the achievement of financial, operational, technical, and commercial successes. Genco’s Compensation Committee reviewed relevant aspects of Genco’s 2023 performance and determined that each of its named executives provided leadership and managerial expertise that enabled Genco to navigate the normally challenging drybulk shipping industry during a time when the war in Ukraine, the Israel-Hamas war, and attacks on vessels in the Red Sea presented heightened difficulties.
Base Salary
For fiscal year 2023, the annual base salary for our named executives were as follows, which were determined by the Compensation Committee to be competitive, reasonable, and appropriate for their respective roles and performance:
Name and Position	2023 Salary
John C. Wobensmith Chief Executive Officer and President	$700,000
Peter Allen Chief Financial Officer	$307,712*
Joseph Adamo Chief Accounting Officer	$305,000
Jesper Christensen Chief Commercial Officer	$375,000
*	Represents salary at the rate of $275,000 per annum through June 15, 2023 and at the rate of $335,000 per annum for the remainder of 2023 upon commencement of service as Chief Financial Officer.
Messrs. Zafolias and Hughes, who resigned in 2023, continued to receive their salaries at the annual rates of $415,000 and $275,000, respectively, until their employment terminated. See below under “Separation Agreements” for details of their compensation for 2023.
Short-Term Cash Incentives
Cash bonuses are awarded to executive officers under the Annual Incentive Plan, which embodies weighted performance criteria to calculate cash bonuses that may become payable to Genco’s executive officers and other employees. The Annual Incentive Plan provides for the establishment of measurable criteria intended to reinforce a pay for performance framework. The following table provides details of the metrics and bonus calculations for our named executives for 2023 under the Annual Incentive Plan:
Metric	Weighting	Threshold (25%) /Target (100%) / Stretch (200%)(1)
Free Cash Flow (FCF)(2)	60%	$0 / $60 million / $100 million
Strategic Initiatives(3)	40% (20% team objectives and 20% individual objectives)	See discussion below
(1)
Bonuses were calculated on the basis of performance relative to each performance metric and its weighting. For each metric there are threshold, target, and stretch levels. In respect of the threshold level for each metric, subject to application of the Compensation Committee’s discretion, no bonus amount is generated for performance below the threshold level; 25% of the target bonus amount is generated for performance at threshold; the target bonus amount is generated for performance at the target level; and the maximum bonus amount is generated for performance at the stretch level. Actual bonus amounts were calculated by linear interpolation between the threshold and the target and between the target and the maximum.

(2)
Calculated as EBITDA less drydocking, ballast water treatment system, and energy saving device capital expenditures, less projected debt repayment as of the beginning of the year and interest expense, and adjusted for items such as restricted stock, deferred financing costs, impairments, and gain or loss on sale of vessels.

(3)
Our Board approved annual quantitative and qualitative strategic initiatives for achievement of team and individual objectives to reflect the Company's goals for that year. The team objectives assessed for 2023 included fleet renewal and growth, capital raises, a comparison of TCE versus the Company’s internal benchmark and against its peers, comparison of the Company’s cost structure versus the budget set forth at the beginning of the year, and the development of the Company’s technical management joint venture and the progression of the commercial team. The individual objectives varied for each named executive based on their respective positions and responsibilities as described below.

In 2023, the FCF result was approximately $53 million, representing an achievement of 91%. The Board deemed the performance of each of the named executives listed below to be above target for team and individual objectives. The cash bonuses awarded by the Board on the recommendation of the Compensation Committee to each named executive under the Annual Incentive Plan for 2023 were as follows:
John C. Wobensmith. Mr. Wobensmith’s target bonus amount was set at 125% of his salary, or $875,000. In determining the appropriate annual incentive compensation for Mr. Wobensmith for his work and accomplishments in 2023, the Committee took into account Mr. Wobensmith’s performance relative to his individual objectives which included: leading the formulation and recommendation of strategic options for Board approval; maintaining and continuing to build the Company’s public brand reputation with investors, banks and other stakeholders; overseeing vessel sale and purchase activity and fleet renewal; continuing to target a modern fleet with sale and purchase activity taking into consideration historic value and cash flow metrics; overseeing the continued start-up and integration of the Company’s technical management joint venture; continuing to build a first-class team within chartering, operations, and technical management; developing longer-term vessel propulsion strategy and assessing options; and continuing to build a Company culture of accountability and fairness with high corporate governance and ethical standards. Based on the results for the applicable metrics, the Compensation Committee recommended, and the Board approved, a cash bonus award of $1,005,000.
Peter Allen. Mr. Allen’s target bonus amount was set at 80% of his salary at the annualized rate for his service as Chief Financial Officer, or $268,000. In determining the appropriate annual incentive compensation for Mr. Allen for his work and accomplishments in 2023, the Committee took into account Mr. Allen’s performance relative to his individual objectives which included: teaming with the Company’s Chief Executive Officer and Chief Commercial Officer on strategic initiatives; maintaining and continuing to build analyst, investor and bank relationships; continuing to optimize the Company’s balance sheet and capital structure; continuing to explore beneficial financing strategies on an ongoing basis; developing and implementing the annual budget; overseeing Board deliverables; analyzing potential M&A and fleet renewal transactions; developing longer-term vessel propulsion strategy; and continuing to build a Company culture of accountability and fairness with high corporate governance and ethical standards. Based on the results for the applicable metrics, the Compensation Committee recommended, and the Board approved, a cash bonus award of $308,000.
Joseph Adamo. Mr. Adamo’s target bonus amount was set at 50% of his salary, or $152,500. In determining the appropriate incentive compensation for Mr. Adamo for his work and accomplishments in 2023, the Committee took into account Mr. Adamo’s performance relative to his individual objectives which included timely and accurate SEC filings of quarterly reports on Form 10-Q and annual reports on Form 10-K; successful implementation of shipping management software; automation of the accounting process, improving efficiency of the current staff ; and continuing to build a Company culture of accountability and fairness with high corporate governance and ethical standards. Based on the results for the applicable metrics, the Compensation Committee therefore recommended, and Genco’s Board approved, a cash bonus award of $160,000.
Jesper Christensen. Mr. Christensen’s target bonus amount was set at 85% of his salary, or $318,750. In determining the appropriate incentive compensation for Mr. Christensen for his work and accomplishments in 2023, the Committee took into account Mr. Christensen’s performance relative to his individual objectives which included continuing the ongoing development of the Company’s active owner/operator model; integrating and brining into uniformity the three operation teams into one global operation team including uniform procedures across the three offices; enhancing communication and the usage of digital solutions within chartering, operations and technical; continuing to build a first-class team within chartering, operations and technical management; and continuing to build a Company culture of accountability and fairness with high corporate governance and ethical standards. Based on the results for the applicable metrics, the Compensation Committee recommended, and the Board approved, a cash bonus award of $366,000.
Given the termination of their employment in 2023, Messrs. Zafolias and Hughes did not receive cash bonuses under the Annual Incentive Plan for 2023. See below under “Separation Agreements” for details of their compensation for 2023.

Long-Term Equity Incentive Awards
For 2023, long-term equity incentive awards granted under the Company’s 2015 Equity Incentive Plan and consisted of RSUs, which vest based on the passage of time, and PRSUs, which vest based on the achievement of certain performance objectives. Each named executive’s target long-term equity incentive award value is set considering individual and Company performance, market data and the Company’s compensation philosophy to attract, retain, and incentivize top executive talent. Therefore, target award values vary among the named executives and can vary from year to year. For 2023, 50% of each named executive’s awards was granted in the form of RSUs and the remaining 50% was granted in the form of PRSUs. The Compensation Committee believes this mix of RSUs and PRSUs provides performance incentives that are aligned with shareholder interests and retention incentives for our named executives. For our named executives, the long-term incentive awards were based on a total value of $1,300,000 for Mr. Wobensmith, $437,500 for Mr. Allen, $250,000 for Mr. Adamo, and $600,000 for Mr. Christensen, with the number of RSUs and PRSUs determined by dividing each dollar value by the closing price of our stock on the grant date.
RSUs
RSUs generally vest in one-third increments on each of the first three anniversaries of February 23, 2023. For details of other circumstances in which the RSUs may vest, see below under “Potential Payments upon Termination or Change-in-Control.”
PRSUs
PRSUs generally vest following the completion of achievement of certain metrics during a three-year measurement period from January 1, 2023 to December 31, 2025. The following table provides further details of the metrics and calculations for our named executives for PRSUs awarded in 2023:
Metric	Weighting	Threshold (25%) /Target (100%) / Stretch (200%)(1)
Relative Total Shareholder Return(2)	50%	25th Percentile / 55th Percentile / 85th Percentile
Return on Invested Capital(3)	50%	3.0% / 7.0% / 11.0%
(1)
The amount of the PRSU award to be vested is calculated on the basis of performance relative to each performance metric and its weighting. For each metric there are threshold, target, and stretch levels. In respect of the threshold level for each metric, subject to application of the Compensation Committee’s discretion, no amount is vested for performance below the threshold level; 25% of the target amount is vested for performance at threshold; the target amount is vested for performance at the target level; and the maximum amount is vested for performance at the stretch level. Actual amounts vested are calculated by linear interpolation between the threshold and the target and between the target and the maximum.

(2)
For purposes of this metric, share price performance is measured at the end of the performance period using a 20 trading day average plus dividends paid (which assumed to be reinvested) and compared to the 20 day trading average share price at the start of the period. This metric is calculated and ranked across the following performance peer group of global drybulk companies: Eagle Bulk Shipping Inc., Star Bulk Carriers Corp., Diana Shipping Inc., Golden Ocean Group Limited, Safe Bulkers, Inc., Pacific Basin Shipping Limited, Pangaea Logistics Solutions Ltd., Belships ASA, Seanergy Maritime Holdings Corp., Taylor Maritime Investments Limited, 2020 Bulkers Ltd. and Thoresen Thai Agencies Plc. Acquired peer group members are removed from the peer group and the calculation.

(3)
This metric is calculated as Net Operating Profit After Taxes (NOPAT) divided by the sum of debt and shareholders’ equity less cash, with potential adjustments for depreciation based on assumed values for the Company’s fleet and extraordinary items in the Compensation Committee’s discretion.

For details of other circumstances in which the RSUs may vest, see below under “Potential Payments upon Termination or Change-in-Control.”.
Given the termination of their employment in 2023, Messrs. Zafolias and Hughes did not receive equity awards under the 2015 Equity Incentive Plan during 2023. See below under “Separation Agreements” for details of their compensation for 2023.
Separation Agreements
In connection with the termination of their employment in 2023, Messrs. Zafolias and Hughes each entered into a Separation Agreement. Under the terms of Mr. Zafolias’ Separation Agreement, subject to customary conditions, following the termination of his employment effective June 15, 2023, Mr. Zafolias received vesting of the tranche of his unvested equity awards that was otherwise due to vest in February 2024, which consisted of 16,588 restricted stock units and 3,849 options; extension of the exercise period of all of his outstanding options to March 31, 2024; payments totaling $150,000 in consideration of his engagement as a consultant regarding transition matters through December 31, 2023. Under the terms of Mr. Hughes’ Separation Agreement, subject to customary conditions, following the termination of his employment effective March 31, 2023, Mr. Hughes received a lump sum payment of $250,000 in lieu of any cash bonus for any period or any other cash payment except as otherwise provided in the Separation Agreement; full vesting of his unvested equity awards, which consist of 29,105 restricted stock units and 3,208 options; payments totaling $100,000 in consideration of his engagement as a consultant regarding transition matters through December 31, 2023; and continuation of coverage for applicable medical and related benefits, for which the Company paid the cost through November 30, 2023.
2024 Compensation Decisions
For 2024, base salaries for the named executives are the same as they were in 2023 for Messrs. Wobensmith and Adamo ($700,000 and $305,000, respectively), and were increased for Mr. Allen and Mr. Christensen to $360,000 and $400,000, respectively, in each retroactive to January 1, 2024. With regard to cash incentive awards under our Annual Incentive Plan, target amounts of these cash incentive awards have been fixed for 2024 as the following percentages of base salary: for Mr. Wobensmith, 125%; for Messrs. Allen and Christensen, 85%; and for Mr. Adamo, 50%. The 2024 equity awards consisted of RSUs and PRSUs on the same terms as was granted on 2023 except that a termination of the recipient’s employment without cause (or Mr. Wobensmith’s termination of his employment for good reason as defined in his employment agreement) will result in full vesting of the award (at target for PRSUs). Mr. Wobensmith received awards of RSUs in amount determined by dividing $700,000 by our closing stock price on the grant date and PRSUs in an amount determined by dividing $1,000,000 by our closing stock price on the grant date. Messrs. Allen, Adamo, and Christensen received awards of RSUs and PRSUS in an aggregate amount determined by dividing $650,000, $250,000, and $700,000, respectively, by our closing stock price on the grant date, with such awards allocated equally between RSUs and PRSUs.
Severance Benefits
Employment Agreement. Genco entered into an employment agreement with John C. Wobensmith, its Chief Executive Officer and President, on September 21, 2007, as amended on March 26, 2014, June 23, 2014, April 30, 2015, March 23, 2017, and August 7, 2019 (the “Employment Agreement”). Genco entered into the Employment Agreement with Mr. Wobensmith to retain him, particularly in the event of an actual or rumored change in control. The Employment Agreement provides for payments upon termination of his employment under certain conditions. The provisions under the Employment Agreement relating to a change in control serve to align his interests with those of Genco’s shareholders by enabling Mr. Wobensmith to consider corporate transactions that are in the best interests of Genco’s shareholders and its other constituents without undue concern over whether the transactions may jeopardize his employment. For further details of the Employment Agreement, including provisions regarding severance, see below under the heading “Potential Payments upon Termination or Change-in-Control—Executive Employment Agreement” on page 34.
Tax and Accounting Implications
Deductibility of Executive Compensation
Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”) disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer, chief financial officer and its three other most highly compensated executive officers other than the chief executive officer and chief financial officer. The Company believes that it qualifies for an exemption from U.S. income tax pursuant to Section 883 of the Code, so that any loss of deduction pursuant to Section 162(m) would not be material. To the extent applicable, the Compensation Committee intends to consider Section 162(m) in the future based on the amount of executive income and other factors.
Accounting for Stock-Based Compensation
Genco follows Accounting Standards Codification Topic 718, Stock Compensation, in accounting for non-vested stock issued under the 2015 Equity Incentive Plan.
Risk Assessment
Genco’s Compensation Committee is primarily responsible for overseeing the review and assessment of risks arising from Genco’s compensation policies and practices. Genco uses a number of approaches to mitigate excessive risk-taking, including significant weighting towards long-term incentive compensation and assessment of qualitative performance in addition to quantitative metrics. Based on its review of Genco’s compensation policies and practices, Genco’s Compensation Committee determined that the risks arising from Genco’s compensation policies and practices for Genco’s employees are not reasonably likely to have a material adverse effect on Genco.
Clawback Policy
On November 7, 2023, our Board of Directors adopted, based on the recommendation of the Compensation Committee, the Genco Shipping & Trading Limited Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) in order to comply with Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act, and the listing standards of the New York Stock Exchange. The Board has designated the Compensation Committee of the Board as the administrator of the Clawback Policy.
The Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers of the Company as defined in Rule 10D-1 in the event that the Company is required to prepare an accounting restatement. The recovery of such compensation applies regardless of whether any such executive officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from such executive officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.
Compensation Committee Interlocks and Insider Participation
No interlocking relationship exists between any of Genco’s executive officers or members of Genco’s Board or Compensation Committee and any other company’s executive officers, Board of Directors or Compensation Committee.
Compensation Committee Report
The Compensation Committee of Genco’s Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, Genco’s Compensation Committee recommended to Genco’s Board that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation Committee of Genco’s Board:
Basil G. Mavroleon, Chair
Kathleen C. Haines
James G. Dolphin
The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent that Genco specifically incorporates the Compensation Committee Report by reference therein.

Summary Compensation Table
The following table sets forth in summary form information concerning the compensation paid by us for the years ended December 31, 2023, December 2022, and December 31, 2021, to our named executives:
Name and Principal Position (a)	Year (b)	Salary ($)(c)	Stock Awards ($)(1)(e)	Option Awards ($)(2)(f)	Non-Equity Incentive Plan Compensation ($)(3)(g)	All Other Compensation ($)(i)	Total ($)(j)
John C. Wobensmith Chief Executive Officer and President	2023	$700,000	$1,412,044(4)	—	$1,005,000	$246,827(8)	$3,363,871
	2022	$685,000	$3,149,984(5)	—	$1,027,000	$87,538(9)	$4,949,522
	2021	$650,000	$600,000(6)	$300,000(7)	$1,000,000	$69,379(10)	$2,619,379
Peter Allen Chief Financial Officer	2023	$307,712	$473,021(11)	—	$308,000	$52,520(8)	$1,141,253
Joseph Adamo Chief Accounting Officer	2023	$305,000	$271,560(12)	—	$160,000	$41,877(8)	$778,437
	2022	$295,000	$449,992(13)	—	$176,000	$25,768(9)	$946,760
	2021	$280,000	$20,000(14)	$10,000(15)	$176,000	$23,860(10)	$509,860
Jesper Christensen Chief Commercial Officer	2023	$375,000	$651,722(16)	—	$366,000	$76,667(8)	$1,469,389
Apostolos D. Zafolias Chief Financial Officer (former)	2023	$188,740	—	—	—	$249,969(8)	$438,709
	2022	$400,000	$1,099,995(17)	—	$500,000	$31,240(9)	$2,031,227
	2021	$375,000	$100,000(18)	$50,000(19)	$402,000	$27,395(10)	$954,395
Robert Hughes Chief Operations Officer (former)	2023	$67,808	—	—	—	$436,379(8)	$504,187
	2022	$275,000	$499,993(20)	—	—	$27,481(9)	$802,474
	2021	$240,000	$83,333(21)	$41,667(22)	$257,000	$26,281(10)	$648,281
(1)
The amounts in column (e) reflect the aggregate grant date fair value of restricted stock unit (“RSU”) awards pursuant to Genco’s 2015 Equity Incentive Plan computed in accordance with FASB ASC Topic 718. The actual amount realized by the named executive will likely vary based on a number of factors, including Genco’s performance, stock price fluctuations and applicable vesting.

(2)
The amounts in column (f) reflect the aggregate grant date fair value of option awards pursuant to Genco’s 2015 Equity Incentive Plan computed in accordance with FASB ASC Topic 718. The actual amount realized by the named executive will likely vary based on a number of factors, including Genco’s performance, stock price fluctuations and applicable vesting.

(3)	The amounts in column (g) were determined in accordance with Genco’s Annual Incentive Plan described below.
(4)
Represents a grant of 39,877 RSUs having a grant date fair value of $649,995 and a grant of 39,877 PRSUs having a grant date fair value of $762,049 awarded on April 14, 2023 for the year ended December 31, 2023. Assuming achievement of the highest level of performance for all performance metrics for such PRSUs, the grant date fair value would be $1,524,098.

(5)
Represents a grant of 71,574 RSUs awarded on February 23, 2022 for the year ended December 31, 2021 having a grant date fair value of $1,399,987 and a grant of 112,540 RSUs awarded on December 23, 2022 for the year ended December 31, 2022 having a grant date fair value of $1,749,997.

(6)	Represents a grant of 60,545 RSUs awarded on February 23, 2021 for the year ended December 31, 2020.
(7)	Represents a grant of options to purchase 69,284 shares with an exercise price of $9.91 per share awarded on February 23, 2021 for the year ended December 31, 2020.
(8)
Represents $29,700 in 401(k) Plan matching payments, $20,000 in life insurance premiums paid by Genco, and $197,127 in dividend equivalents paid in connection with settlement of RSUs for Mr. Wobensmith; $29,700 in 401(k) Plan matching payments and $22,820 in dividend equivalents paid in connection with settlement of RSUs for Mr. Allen; $29,700 in 401(k) Plan matching payments and $12,177 in dividend equivalents paid in connection with settlement of RSUs for Mr. Adamo; $29,700 in 401(k) Plan matching payments and $46,967 in dividend equivalents paid in connection with settlement of RSUs for Mr. Christensen; $29,700 in 401(k) Plan matching payments, $70,269 in dividend equivalents paid in connection with settlement of RSUs, and $150,000 in severance payments for Mr. Zafolias; and $6,686 in 401(k) Plan matching payments, $79,693 in dividend equivalents paid in connection with settlement of RSUs, and $350,000 in severance payments for Mr. Hughes.

(9)
Represents $24,400 in 401(k) Plan matching payments, $20,000 in life insurance premiums paid by Genco, and $43,138 in dividend equivalents paid in connection with settlement of RSUs for Mr. Wobensmith; $24,400 in 401(k) Plan matching payments and $1,368 in dividend equivalents paid in connection with settlement of RSUs for Mr. Adamo; $24,400 in 401(k) Plan matching payments and $6,840 in dividend equivalents paid in connection with settlement of RSUs for Mr. Zafolias; and $24,400 in 401(k) Plan matching payments and $3,080.89 in dividend equivalents paid in connection with settlement of RSUs for Mr. Hughes.

(10)
Represents $23,200 in 401(k) Plan matching payments, $20,000 in life insurance premiums paid by Genco, and $26,179 in dividend equivalents paid in connection with settlement of RSUs for Mr. Wobensmith; $23,200 in 401(k) Plan matching payments and $660 in dividend equivalents paid in connection with settlement of RSUs for Mr. Adamo; $23,200 in 401(k) Plan matching payments and $4,195 in dividend equivalents paid in connection with settlement of RSUs for Mr. Zafolias; and $23,200 in 401(k) Plan matching payments and $3,081 in dividend equivalents paid in connection with settlement of RSUs for Mr. Hughes.

(11)
Represents a grant of 9,969 RSUs having a grant date fair value of $162,495 and a grant of 9,969 PRSUs having a grant date fair value of $190,508 awarded on April 14, 2023 for the year ended December 31, 2023 and a grant of 3,917 RSUs having a grant date fair value of $56,248 and a grant of 3,917 PRSUs having a grant date fair value of $63,769 awarded on June 16, 2023 for the year ended December 31, 2023 in connection with Mr. Allen’s appointment as Chief Financial Officer effective on such date. Assuming achievement of the highest level of performance for all performance metrics for such PRSUs, the grant date fair value would be $381,016 and $127,538, respectively.

(12)
Represents a grant of 7,669 RSUs having a grant date fair value of $125,005 and a grant of 7,669 PRSUs having a grant date fair value of $146,555 awarded on April 14, 2023 for the year ended December 31, 2023. Assuming achievement of the highest level of performance for all performance metrics for such PRSUs, the grant date fair value would be $293,110.

(13)
Represents a grant of 7,668 RSUs awarded on February 23, 2022 for the year ended December 31, 2021 having a grant date fair value of $149,986 and a grant of 19,293 RSUs awarded on December 23, 2022 for the year ended December 31, 2022 having a grant date fair value of $300,006.

(14)	Represents a grant of 2,018 RSUs awarded on February 23, 2021 for the year ended December 31, 2020.
(15)	Represents a grant of options to purchase 2,309 shares with an exercise price of $9.91 per share awarded on February 23, 2021 for the year ended December 31, 2020.
(16)
Represents a grant of 18,405 RSUs having a grant date fair value of $300,002 and a grant of 18,405 PRSUs having a grant date fair value of $351,720 awarded on April 14, 2023 for the year ended December 31, 2023 Assuming achievement of the highest level of performance for all performance metrics for such PRSUs, the grant date fair value would be $703,440.

(17)
Represents a grant of 17,893 RSUs awarded on February 23, 2022 for the year ended December 31, 2021 having a grant date fair value of $349,987 and a grant of 48,232 RSUs awarded on December 23, 2022 for the year ended December 31, 2022 having a grant date fair value of $750,008.

(18)	Represents a grant of 10,091 RSUs awarded on February 23, 2021 for the year ended December 31, 2020.
(19)	Represents a grant of options to purchase 11,547 shares with an exercise price of $9.91 per share awarded on February 23, 2021 for the year ended December 31, 2020.
(20)
Represents a grant of 12,781 RSUs awarded on February 23, 2022 for the year ended December 31, 2021 having a grant date fair value of $249,996 and a grant of 16,077 RSUs awarded on December 23, 2022 for the year ended December 31, 2022 having a grant date fair value of $249,997.

(21)	Represents a grant of 8,409 RSUs awarded on February 23, 2021 for the year ended December 31, 2020.
(22)	Represents a grant of options to purchase 9,623 shares with an exercise price of $9.91 per share awarded on February 23, 2021 for the year ended December 31, 2020.
The following table reflects awards under Genco’s Annual Incentive Plan and 2015 Equity Incentive Plan during the year ended December 31, 2023:
Grants of Plan-Based Awards
Name (a)	Grant Date (b)	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All Other Stock Awards: Number of Shares of Stock (i)	Grant Date Fair Value of Stock Awards ($)(l)(4)
		Threshold ($)(c)(1)	Target ($)(d)(1)	Maximum ($)(e)(1)	Threshold (#)(f)(2)	Target (#)(g)(2)	Maximum (#)(h)(2)
John C. Wobensmith	4/14/23	218,750	$875,000	$1,750,000	9,969	39,877	79,754	39,877(3)	$1,412,044
Peter Allen	4/14/23	(5)	(5)	(5)	2,492	9,969	19,938	9,969(3)	$353,003
	6/16/23	67,000(5)	268,000(5)	536,600(5)	979	3,917	7,834	3,917(3)	$120,017
Joseph Adamo	4/14/23	38,125	$152,500	$305,000	1,917	7,669	15,338	7,669(3)	$271,560
Jesper Christensen	4/14/23	79,688	$318,750	$637,500	4,601	18,405	36,810	18,405(3)	$651,722
(1)	Represents awards for cash bonuses under our Annual Incentive Plan for the year ended December 31, 2023.
(2)
Represents PRSUs awarded for the year ended December 31, 2023. These awards ordinarily vest based on the achievement of certain performance metrics following completion of a measurement period beginning January 1, 2023 and ending on December 31, 2025 as described above under “Compensation for Genco’s Named Executives for 2023.” See “Potential Payment upon Termination or Change-In-Control” below for details of other conditions on which these awards may vest.

(3)
Represents RSUs awarded for the year ended December 31, 2023, including an incremental award to Mr. Allen on June 16, 2023 in connection with his appointment as our Chief Financial Officer effective on such date. These awards ordinarily vest ratably in one-third increments on the first three anniversaries of February 23, 2023. See “Potential Payment upon Termination or Change-In-Control” below for details of other conditions on which these awards may vest.

(4)
The grant date fair value for RSUs and the PRSUs contingent on ROIC is estimated in accordance with ASC 718 based on the closing price of the Company’s common stock on the date of grant. The grant date fair value for the PRSUs contingent on TSR is estimated in accordance with ASC 718 using a Monte Carlo model for each award on the date of grant, determined under ASC 718, incorporating the following significant assumptions:

The Company used its historical stock prices as the basis for its volatility assumptions. The risk-free interest rates were based on U.S. Treasury rates in effect as of the grant date. The expected term was based on the time remaining in the performance period as of the grant date. For further information on the valuation of these awards, see note 6 to our audited financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on February 24, 2024.

(5)
The amounts reflected for 6/16/23 reflect an updated award under the Annual Incentive Plan to Mr. Allen in connection with his appointment as CFO. The original award made on 4/14/23 had a threshold amount of $48,125, a target amount of $192,500, and a maximum amount of $385,000.

The following table provides information on awards under Genco’s 2015 Equity Incentive Plan outstanding as of December 31, 2023:
Outstanding Equity Awards at Fiscal Year End
	Option or Warrant Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Units that Have Not Vested (#)(i)	Market or Payout Value of Units That Have not Vested ($)(j)(1)
John C. Wobensmith	46,189(2)	23,095(2)	$9.91	2/23/27	39,877(5)	$661,559
	168,539(3)	—	$7.06	2/25/26	39,877(6)	$661,559
	16,691(4)	—	$8.065	3/4/25	112,540(7)	$1,867,039
					56,236(8)	$932,955
					20,182(9)	$334,819
Total	231,419	23,095			268,712	$4,457,932
Peter Allen	—	2,178(2)	$9.91	2/23/27	13,886(5)	$230,369
		—			13,886(6)	$230,369
					25,723(7)	$426,745
					5,964(8)	$98,943
					1,906(9)	$31,621
Total	—	2,178			61,635	$1,018,045
Joseph Adamo	770(2)	770(2)	$9.91	2/23/27	7,669(5)	$127,229
	1,873(3)	—	$7.06	2/25/26	7,669(6)	$127,229
					19,293(7)	$320,071
					5,112(8)	$84,808
					673(9)	$11,165
Total	2,643	770			40,416	$670,501
Jesper Christensen	8,981(2)	4,491(2)	$9.91	2/23/27	18,405(5)	$305,339
	32,771(3)	—	$7.06	2/25/26	18,405(6)	$305,339
					48,232(7)	$800,169
					24,540(8)	$407,119
					3,925(9)	$65,116
Total	41,752	4,491			113,507	$1,883,081
Apostolos D. Zafolias	11,547(2)	—	$9.91	3/31/24(10)	—	—
	28,090(3)	—	$7.06	3/31/24(10)
	20,270(4)	—	$8.065	3/31/24(10)
Total	59,907	—
Robert Hughes	—	—	—	—	—	—
(1)	The value of the unvested stock awards equals the number of unvested shares or RSUs multiplied by $16.59, the closing market price of Genco’s common stock on the NYSE on December 29, 2023.
(2)
Represents awards of options exercisable for shares of Genco’s common stock pursuant to Genco’s 2015 Equity Incentive Plan made on February 23, 2021. The options are exercisable on a cashless basis and contain customary anti-dilution protection in the event of any stock split, reverse stock split, stock dividend, reclassification, dividend or other distributions (including, but not limited to, cash dividends), or business combination transactions. The options generally vest annually in three equal installments on each of the first three anniversaries of February 23, 2021.

(3)
Represents awards of options exercisable for shares of Genco’s common stock pursuant to Genco’s 2015 Equity Incentive Plan made on February 25, 2020. The options are exercisable on a cashless basis and contain customary anti-dilution protection in the event of any stock split, reverse stock split, stock dividend, reclassification, dividend or other distributions (including, but not limited to, cash dividends), or business combination transactions. The options generally vest annually in three equal installments on each of the first three anniversaries of February 25, 2020.

(4)
Represents awards of options exercisable for shares of Genco’s common stock pursuant to Genco’s 2015 Equity Incentive Plan made on March 4, 2019. The options are exercisable on a cashless basis and contain customary anti-dilution protection in the event of any stock split, reverse stock split, stock dividend, reclassification, dividend or other distributions (including, but not limited to, cash dividends), or business combination transactions. The options generally vest annually in three equal installments on each of the first three anniversaries of March 4, 2019.

(5)
Represents awards of PRSUs pursuant to Genco’s 2015 Equity Incentive Plan granted on April 14, 2023 and, in the case of Mr. Allen, granted as to 9,969 PRSUs on April 14, 2023 and 3,917 PRSUs on June 16, 2023, all of which were entirely unvested as of December 31, 2023. The target number of PRSUs is shown. These awards ordinarily vest based on the achievement of certain performance metrics following completion of a measurement period beginning January 1, 2023 and ending on December 31, 2025 as described above under “Compensation for Genco’s Named Executives for 2023.”

(6)
Represents awards of RSUs pursuant to Genco’s 2015 Equity Incentive Plan granted on April 14, 2023 and, in the case of Mr. Allen, granted as to 9,969 RSUs on April 14, 2023 and 3,917 RSUs on June 16, 2023, all of which were entirely unvested as of December 31, 2023. The RSUs generally vest ratably in one-third increments on each of the first three anniversaries of February 23, 2023.

(7)
Represents the unvested portions of awards of RSUs pursuant to Genco’s 2015 Equity Incentive Plan granted on December 23, 2022. The RSUs generally vest ratably in one-fifth increments on each of the first five anniversaries of February 23, 2023 for Mr. Wobensmith’s, Mr. Allen’s, and Mr. Christensen’s awards and ratably in one-third increments on the first three anniversaries of February 23, 2023 for Mr. Adamo’s awards.

(8)
Represents the unvested portions of awards of RSUs pursuant to Genco’s 2015 Equity Incentive Plan granted on February 23, 2022. The RSUs generally vest as to 21.43% of the total number of RSUs on the first three anniversaries of February 23, 2022, 17.86% of such number on the fourth such anniversary, and 17.85% of such total number on the fifth such anniversary for Mr. Wobensmith’s award; ratably in one-fifth increments on the first five anniversaries of February 23, 2022 for Mr. Christensen’s award; and ratably in one-third increments on the first three anniversaries of February 23, 2022 for Mr. Allen’s and Mr. Adamo’s awards.

(9)
Represents the unvested portions of awards of RSUs pursuant to Genco’s 2015 Equity Incentive Plan granted on February 23, 2021. The RSUs generally vest annually in three equal installments on each of the first three anniversaries of February 23, 2021.

(10)	The expiration date is per the terms of Mr. Zafolias’ separation agreement dated as of May 3, 2023 with Genco.
The following table provides information regarding options exercised and stock awards that vested during the year ended December 31, 2023, all of which stock awards were RSUs:
Option Exercises and Stock Vested
Name (a)	Option Awards		Stock awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)
John C. Wobensmith	—	—	63,849	$1,248,688
Peter Allen	7,484	$87,203	7,564	$148,132
Joseph Adamo	—	—	4,174	$81,903
Jesper Christensen	—	—	15,567	$304,862
Apostolos D. Zafolias	—	—	28,252	$477,648
Robert Hughes	14,219	$74,707	38,399	$636,603
(1)
The aggregate value realized upon the exercise of an option award represents the difference between the aggregate closing market price of the shares of our common stock on the NYSE on the date of exercise and the aggregate exercise price of the exercised option award. In each case, the value realized is before payment of applicable taxes and brokerage commissions, if any.

(2)
The value of the unvested stock awards that vested during the year ended December 31, 2023 equals the number of shares vested multiplied by the closing market price of our common stock on the NYSE on the vesting date of each grant. In each case, the value realized is before payment of applicable taxes and brokerage commissions, if any.

Potential Payments upon Termination or Change-in-Control
Executive Employment Agreement
Genco entered into an Employment Agreement on September 21, 2007 (as amended to date, the “Employment Agreement”), with John C. Wobensmith, Genco’s Chief Executive Officer and President, with an initial two-year term and an automatic renewal for additional one year terms, unless either party terminates the Employment Agreement on at least 90 days’ notice. Mr. Wobensmith’s salary under the Employment Agreement may be increased but not decreased and was set at $650,000 per annum under the March 23, 2017 amendment. The Employment Agreement also provides for discretionary bonuses as determined by Genco’s Compensation Committee in its sole discretion; such bonuses are now governed by the Annual Incentive Plan, as discussed above. Mr. Wobensmith will also be eligible to receive restricted stock and other equity grants from time to time pursuant to Genco’s 2015 Equity Incentive Plan or any successor employee stock incentive, warrant or option plan. Genco pays for life insurance and long-term disability insurance for Mr. Wobensmith pursuant to the Employment Agreement at a cost of no more than $20,000 per annum.
Under the Employment Agreement, Mr. Wobensmith has agreed to protect Genco’s confidential information for three years after termination, and not to solicit Genco’s employees for other employment for two years after termination. He has also agreed not to engage in certain defined competitive activities described in the Employment Agreement for two years after the termination of his employment with Genco. Certain provisions regarding competitive activities will only apply for six months following a change of control or in the event of termination of Mr. Wobensmith by Genco without cause or by Mr. Wobensmith for good reason. For purposes of the Employment Agreement, change of control is defined generally as the acquisition of beneficial ownership of more than 50% of the aggregate voting power of Genco by any person or group; the sale of all or substantially all of Genco’s assets within a 12-month period; any merger or similar transaction in which holders of Genco’s voting stock immediately prior to such transaction do not hold at least 50% of the voting stock of the surviving entity; or the acquisition of beneficial ownership of more than 40% of the aggregate voting power of Genco by any person or group that is required to file a Schedule 13D.
If Mr. Wobensmith is terminated without cause or resigns for good reason, Genco will pay him a pro rata bonus for the year of termination equal to the amount by which his average short-term annual cash bonus over the three prior years exceeds the value of his cash bonus for the year of termination (prorated for length of employment in the year of termination), plus a lump sum equal to double the average of his prior three years’ annual incentive awards, plus double his annualized base salary, and provide medical, dental, long-term disability, and life insurance benefit plan coverage for him and his eligible dependents for a period of two years. Genco’s nonrenewal of Mr. Wobensmith’s employment agreement by giving at least 90 days’ notice prior to the end of the then current term is treated as a termination without cause. If a termination without cause or resignation for good reason occurs within two years after a change in control, (i) the amounts that are doubled above become tripled, (ii) the coverage period of two years becomes three years, and (iii) the average of his prior three years’ annual incentive awards will instead be the average of his annual incentive awards for the three years immediately preceding the change in control. Mr. Wobensmith’s annual incentive award for a given year is his cash bonus earned for that year. Additionally, if a change in control occurs within nine months after termination of Mr. Wobensmith’s employment for good reason or other than for cause, death, or disability, the total severance compensation and benefits he will be entitled to receive will be the same as provided in the event of such a termination within two years after a change in control.
In the event of termination of Mr. Wobensmith’s employment due to his death or disability, Genco will pay him, or his estate, a pro rata bonus for the year of termination as described above and one year’s salary and, in the case of disability, to provide medical, dental, long-term disability, and life insurance benefit plan coverage for him and his eligible dependents for a period of one year.
Mr. Wobensmith’s severance payments under the Employment Agreement and his equity grant agreements are subject to an “equitable best net” provision with respect to a change in control. In the event of a change of control, Mr. Wobensmith will receive the greater of (1) the amount he would receive if he were paid the full severance amount called for under his Employment Agreement reduced by the amount of any excise tax under Section 4999 of the Code thereon (which Mr. Wobensmith would pay) and (2) the amount he would receive if his cash severance payments were reduced to the maximum amount that would not result in an excise tax.

The table below sets forth the payments and other benefits that would be provided to Mr. Wobensmith upon termination of his employment by Genco without cause or by him for good reason under the following sets of circumstances as described more fully above: change of control, no change of control, and death or disability. In each set of circumstances, Genco has assumed a termination as of the end of the day on December 31, 2023 for purposes of the calculations for the table below:
	Termination by Executive for Good Reason or by Company without Cause		Death or Disability
	Change of Control	No Change of Control
Cash Severance Payment	$5,522,667	$3,967,00	$1,555,667
Estimated Present Value of Continued Benefits Following Termination(1)	$243,701	$144,735	$74,203
(1)
Mr. Wobensmith and his dependents are entitled to medical, dental and certain other insurance coverage substantially identical to the coverage in place prior to termination. This benefit period is two years if Genco terminates Mr. Wobensmith’s employment without cause or if he terminates his employment at Genco with good reason, three years if such a termination occurs within two years following a change in control, or twelve months in the event of his death or disability. The amounts presented for termination for good reason or without cause assume a discount rate of 10% per annum and annual cost increases of 5% for health insurance. The amounts presented for death or disability assume circumstances, which would provide the maximum benefit (i.e., disability of the executive).

Accelerated Vesting of Equity Awards
RSUs. Under the terms of Mr. Wobensmith’s RSU grant agreements entered into during or before 2023 with unvested RSUs remaining, the RSUs vest in full six months after the occurrence of a change of control (as defined under the 2015 Equity Incentive Plan), subject to the individual’s continued employment on such date, unless the RSU award is not assumed, continued or substituted for by the acquirer, in which case the RSUs will vest in full immediately upon a change in control. In addition, if Mr. Wobensmith’s service is terminated by Genco without cause (as defined in the 2015 Equity Incentive Plan) or he terminates his service for good reason (as defined in his Employment Agreement), the next yearly tranche of the award vests, subject to vesting in full if termination occurs when Genco is party to a definitive agreement that will result in a change of control or if termination occurs within 12 months after a combination in which either (a) Genco issues more than thirty-five percent (35%) of its outstanding voting stock if it is the survivor or (b) Genco shareholders would collectively own less than sixty-five (65%) of the outstanding voting stock of the combined company if Genco is not the survivor. Also, if Mr. Wobensmith’s individual’s service is terminated by Genco by reason of his death or disability (as defined in the RSU grant agreement), the RSUs become vested as to a pro rata percentage of the RSUs, calculated monthly, that would otherwise become vested at the next vesting date. For purposes of the RSUs, “service” means a continuous time period during which the individual is at least one of the following: an employee or a director of, or a consultant to, Genco.
Under the terms of the RSU grant agreements of Messrs. Allen, Adamo and Christensen entered into during or before 2023 with unvested RSUs remaining, the RSUs vest in full if the individual’s service is terminated by Genco without cause within twelve months after the occurrence of a change of control, unless the RSU award is not assumed, continued or substituted for by the acquirer, in which case the RSUs will vest in full immediately upon a change in control. The RSUs also vest in full if the executive’s service is terminated by Genco without cause (as defined in the 2015 Equity Incentive Plan) within twelve months after the occurrence of a change of control (as defined in the 2015 Equity Incentive Plan), unless the award is not assumed, continued or substituted for by the acquirer, in which case the awards will vest in full immediately upon a change in control. In addition, if his service is otherwise terminated by Genco without cause, the next yearly tranche of the award vests, subject to vesting in full if termination occurs when Genco is party to a definitive agreement that will result in a change of control or if termination occurs within 12 months after a combination in which either (a) Genco issues more than thirty-five percent (35%) of its outstanding voting stock if it is the survivor or (b) Genco shareholders would collectively own less than sixty-five (65%) of the outstanding voting stock of the combined company if Genco is not the survivor. Also, if the executive’s service is terminated by Genco by reason of his death or disability, the RSUs become vested as to a pro rata percentage of the RSUs, calculated monthly, that would otherwise become exercisable at the next vesting date.

PRSUs. Under the terms of Mr. Wobensmith’s PRSU grant agreement entered into in 2023, the PRSUs vest in full at target six months after the occurrence of a change of control (as defined under the 2015 Equity Incentive Plan), subject to his continued employment on such date, unless the PRSU award is not assumed, continued or substituted for by the acquirer, in which case the PRSUs will vest in full immediately upon a change in control. In addition, if Mr. Wobensmith’s service is terminated by Genco without cause (as defined in the 2015 Equity Incentive Plan) or by reason of his death or disability (as defined in the PRSU grant agreement) or he terminates his service for good reason (as defined in his Employment Agreement), the PRSUs become vested as to a pro rata percentage of the PRSUs, calculated monthly, based on the length of performance period served and performance vest and settle based on actual performance at the conclusion of the performance period, For purposes of the PRSUs, “service” means a continuous time period during which the individual is at least one of the following: an employee or a director of, or a consultant to, Genco.
Under the terms of the PRSU grant agreements of Messrs. Allen, Adamo and Christensen entered into in 2023, the PRSUs vest in full at target if the individual’s service is terminated by Genco without cause within twelve months after the occurrence of a change of control, unless the PRSU award is not assumed, continued or substituted for by the acquirer, in which case the PRSUs will vest in full at target immediately upon a change in control. In addition, if the executive’s service is terminated by Genco without cause (as defined in the 2015 Equity Incentive Plan) or by reason of his death or disability (as defined in the PRSU grant agreement), the PRSUs become bested as to a pro rata percentage of the PRSUs, calculated monthly, based on the length of performance period served and performance vest and settle based on actual performance at the conclusion of the performance period.
Options. All options awarded to Messrs. Wobensmith, Allen, Adamo, and Christensen are currently vested and exercisable. Genco’s current compensation framework does not include options, although Genco may award options in the future.
The table below sets forth the vesting of RSUs and PRSUs and the intrinsic value of options that would become exercisable by the named executives under the following sets of circumstances: change of control, termination without cause, and death or disability. In each set of circumstances, Genco has assumed a triggering event as of the end of the day on December 31, 2023 and used the closing market price of Genco’s common stock on December 29, 2023 of $16.59 per share for purposes of the calculations for the table below. Intrinsic value is based upon Genco’s stock price minus the exercise price for the options:
	Value of Equity Awards Subject to Accelerated Vesting ($)
Name	RSUs			PRSUs			Options
	Change of Control	Termination without Cause	Death or Disability	Change of Control	Termination without Cause	Death or Disability	Change of Control	Termination without Cause	Death or Disability
John C. Wobensmith	$3,796,373	$1,183,199	$987,539	$661,559	$220,520	$220,520	$154,275	$154,275	$128,562
Peter Allen	$787,677	$243,209	$201,064	$230,369	$76,790	$76,790	$14,549	$14,549	$12,124
Joseph Adamo	$543,273	$202,663	$170,013	$127,229	$42,410	$42,410	$5,144	$5,144	$4,286
Jesper Christensen	$1,577,742	$428,702	$357,669	$305,339	$101,780	$101,780	$30,000	$30,000	$25,000
Messrs. Zafolias and Hughes are not included in the table above because they have never received PRSU awards and their RSUs and options were accelerated or forfeited in connection with their Separation Agreements prior to December 31, 2023. See “Separation Agreements” for further details. Under the terms of the RSU and PRSU grant agreements of Messrs. Wobensmith, Allen, Adamo and Christensen entered into in 2024, these award vest in full (at target for PRSUs) if the individual’s service is terminated by Genco without cause.
Chief Executive Officer Pay Ratio
For 2023, the total compensation of our Chief Executive Officer of $3,363,871, as presented in the Summary Compensation Table, was approximately 27.35 times the total compensation of the Company’s median employee of $123,015 applying a cost of living adjustment or approximately 84.21 times the total compensation of the Company’s median employee of $39,944 without a cost of living adjustment, in each case calculated in the same manner as further described below. We have employees in a number of countries around the world, and a significant proportion of them are employed in India by our GS Shipmanagement Pte. Ltd technical management joint venture. The median employee with or without a cost of living adjustment was identified by reviewing the total cash compensation consisting of salary, bonus, and 401(k) match for all employees, excluding the Company’s Chief Executive Officer, who were employed by the Company or its consolidated subsidiaries on December 31, 2023. We believe such use of total cash compensation is a consistently applied compensation measure because we do not widely distribute equity awards to employees. All of employees of the Company and its consolidated subsidiaries were included. Adjustments were made to annualize the compensation of employees who were not employed by us for the entire year. We applied the World Bank Price Level Ratio of PPP Conversion Factor (GDP) to market exchange rate to adjust the employees’ base salary and the median employee’s total annual compensation to the cost-of-living in the U.S., where our Chief Executive Officer resides. We then identified a median from this group, who was an employee located in India. We applied this same process without the cost-of-living adjustment as well, which identified an employee located in India. Foreign currencies were converted into U.S. dollars using exchange rates as of December 31, 2023. The 2023 annual total compensation was calculated for each median employee using the same methodology used for the Company’s Chief Executive Officer as presented in the Summary Compensation Table. Given the different methodologies that various public companies use to determine their chief executive officer pay ratios, the chief executive officer pay ratio reported above should not be used as a basis for comparison between companies.

Pay Versus Performance
In accordance with SEC rules, we prepared the analysis set forth below of the relationship between the compensation actually paid to our CEO and other named executives and certain financial performance measures over the last three fiscal years.
Pay Versus Performance Disclosure Table
Year	Summary Compen-sation Table Total for CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compen-sation Table Total for Non-CEO NEOs(3)	Average Compen-sation Actually Paid to Non-CEO NEOs ($)(4)	Value of Initial Fixed $ 100 Investment Based on:		Net Income (millions) ($)	Adjusted EBITDA (millions) ($)(6)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)
2023	$3,363,871	$4,236,587	$866,395	$835,985	$202.95	$252.38	$(12.4)	$101.5
2022	$4,949,522	$5,303,616	$1,260,154	$1,255,537	177.34	214.76	$159.4	$226.8
2021	$2,619,379	$4,869,315	$703,460	$924,806	159.18	189.74	$182.0	$252.9
2020	$2,184,845	$1,330,812	$547,978	$476,192	71.77	81.82	$(225.6)	$71.8
(1)
The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Wobensmith, our Chief Executive Officer and President, for each corresponding year in the “Total” column of the Summary Compensation Table (“SCT”).

(2)
The dollar amounts reported in this column represent the amount of “Compensation Actually Paid” to Mr. Wobensmith as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Wobensmith during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the dollar amounts in this column were calculated as follows:

	2023	2022	2021	2020
SCT Total for CEO	$3,363,871	$4,949,522	$2,619,379	$2,184,845
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	(1,412,044)	(3,149,984)	(600,000)	(600,001)
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	—	—	(300,000)	(338,763)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End	1,376,554	2,827,991	1,141,870	828,851
Increase/deduction for Change in Fair Value from prior Year End to current Year End of Awards Granted Prior to year that were Outstanding and Unvested as of Year end	277,223	(50,922)	1,537,011	(565,922)
Increase/deduction for Change in Fair Value from Prior Year End to Vesting Date of Awards Granted Prior to year that Vested during year	630,984	727,009	471,054	(178,198)
Compensation Actually Paid to CEO	$4,236,587	$5,303,616	$4,869,315	$1,330,812
(3)
The dollar amounts reported in this column represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Wobensmith) in the “Total” column of the SCT in each applicable year. Our named executive officers other than Mr. Wobensmith consist of Messrs. Allen, Adamo, Christensen, Zafolias, and Hughes for 2023; Messrs. Adamo, Zafolias, and Hughes for 2022 and 2021; and Messrs. Adamo, Zafolias, Hughes, and Regan for 2020.

(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Wobensmith), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Wobensmith) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the dollar amounts in this column were calculated as follows, using the same methodology described above in Note 2:

	2023	2022	2021	2020
Average SCT Total for Non-CEO NEOs	$866,395	$1,260,154	$703,460	$547,978
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	(279,261)	(683,327)	(67,778)	(67,778)
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	—	—	(33,889)	(38,268)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End	275,884	624,353	128,988	93,630
Increase/deduction for Change in Fair Value from prior Year End to current Year End of Awards Granted Prior to year that were Outstanding and Unvested as of Year End	36,187	(13,231)	151,827	(48,652)
Increase/deduction for Change in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to year that Vested during year	88,301	67,587	42,198	(10,718)
Deduction for Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	(151,520)	—	—	—
Average Compensation Actually Paid to Non-CEO NEOs	$835,985	$1,255,537	$924,806	$476,192
(5)
The peer group used for this purpose consists of Eagle Bulk Shipping, Star Bulk Carriers Corp., Diana Shipping Inc., Golden Ocean Group Limited, Safe Bulkers, Inc., Pacific Basin Shipping Limited, Pangaea Logistics Solutions Ltd., Belships ASA, Seanergy Maritime Holdings Corp., and Thorensen Thai Agencies Plc.

(6)
We have determined that Adjusted EBITDA is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our named executives, for the most recently completed fiscal year, to company performance. For a reconciliation of Adjusted EBITDA to Net Income, please see Appendix B.

Most Important Performance Measures
The following is a list of six performance measures that, in our assessment, represent the most important performance measures we used to link compensation for our named executives in 2023 to Company performance:
Adjusted EBITDA	TCE vs. Benchmark	Relative TSR%
Free Cash Flow Breakeven	Cost vs. Budget	Strategic Goals
For a further description of these performance measures, please see Appendix B.

The following chart provides a graphical representation of the Compensation Actually Paid to our CEO and the Average Compensation Actually Paid to our Non-CEO NEOs versus the four-year cumulative TSR of the Company and our peer group referenced above in note 5:

Compensation Actually Paid to our CEO + average of other NEOs compensation vs 4-year cumulative GNK and Peer Group TSR
TSR
$300
$200
$100
$-
Compensation ($ in millions)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
2020
2021
2022
2023
Compensation Actually Paid to our CEO
Average Compensation Actually Paid to Non-CEO NEOs
4-year cumulative GNK TSR
4-year cumulative Peer Group TSR

The following chart provides a graphical representation of the Compensation Actually Paid to our CEO and Average Compensation Actually Paid to our Non-CEO NEOs versus the Company’s Net Income and the Company’s selected measure, Adjusted EBITDA.

Compensation Actually Paid to our CEO + average of other NEOs compensation vs Net Income and Adjusted EBITDA ($ in millions)
Net income / Adj EBITDA
$300
$250
$200
$150
$100
$50
$-
$(50)
$(100)
$(150)
$(200)
$(250)
Compensation ($ in millions)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
2020
2021
2022
2023
Compensation Actually Paid to our CEO
Average Compensation Actually Paid to Non-CEO NEOs
Net Income
Adjusted EBITDA

Director Compensation
The following table summarizes compensation earned by directors other than Mr. Wobensmith for the year ended December 31, 2023:
Name of Director (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($)(2) (c)	All Other Compensation ($)(3) (g)	Total ($) (h)
James G. Dolphin	$125,000	$199,996	$97,988	$422,984
Paramita Das	—	—	—	—
Kathleen C. Haines	$110,000	$99,991	$60,015	$270,006
Basil G. Mavroleon	$115,000	$99,991	$82,504	$297,495
Karin Y. Orsel	$97,500	$99,991	$14,599	$212,090
Arthur L. Regan	$82,500	$99,991	$67,460	$249,951
(1)	The amount indicated represents the total fees for service on the Genco Board of Directors or its committees as described below.
(2)
The amounts in column (c) reflect the aggregate grant date fair value of RSU awards computed in accordance with FASB ASC Topic 718. The actual amount realized by the director will likely vary based on a number of factors, including Genco’s performance, stock price fluctuations and applicable vesting. As of December 31, 2023, the number of outstanding RSUs awarded to the above directors, including RSUs in lieu of cash dividends as described in the following footnote, was 6,389.20 for Mr. Dolphin, 3,908.89 for Ms. Haines, 5,366.55 for Mr. Mavroleon, 965.26 for Ms. Orsel, and 965.26 for Mr. Regan.

(3)
The amounts in column (g) reflect the aggregate grant date fair value of RSUs granted in lieu of cash dividends on common stock underlying previously outstanding RSUs computed in accordance with FASB ASC Topic 718. Excluding certain RSU awards to Mr. Regan made on or before May 4, 2021, annual RSUs to our directors generally settle in shares of our common stock only after the director leaves service with the Company, and the directors receive dividend equivalents on RSUs in the form of additional RSUs in lieu of cash dividends. The actual amount realized by the director will likely vary based on a number of factors, including Genco’s performance, stock price fluctuations and applicable vesting. The amount in column (g) for Mr. Regan also includes $52,861 in dividend equivalents paid in cash in connection with settlement of RSUs.

For fiscal year 2023, each director of Genco other than Mr. Dolphin (who is discussed below) received an annual fee of $75,000, a fee of $20,000 for an Audit Committee Chair assignment, $10,000 for an Audit Committee member assignment, $15,000 for a Chair assignment for the Compensation Committee, the Nominating and Corporate Governance Committee, or the ESG Committee, and $7,500 for a member assignment to the Compensation Committee, the Nominating and Corporate Governance Committee, or the ESG Committee, each of which was prorated for length of service. Mr. Dolphin received quarterly cash fees during 2023 at the rate of $125,000 per annum for his service as Chairman of the Board.
For fiscal year 2023, on May 16, 2023, Mr. Dolphin was granted RSUs with respect to 14,577 shares of Genco’s common stock, representing a grant having a dollar value of $200,000 based on the closing price at which Genco’s stock was quoted on the NYSE on May 16, 2023, with fractional shares rounded down. On such date, Mses. Haines and Orsel and Messrs. Mavroleon and Regan were each granted RSUs with respect to 7,288 shares of Genco’s common stock, representing a grant having a dollar value of $100,000 based on such closing price, with fractional shares rounded down. No shares of the Genco’s common stock are currently outstanding in respect of any of the RSUs. Such shares will only be issued in respect of vested RSUs when the director’s service with the Company as a director terminates.
Genco reimburses its directors for all reasonable expenses incurred by them in connection with serving on the Board of Directors or its committees.
Anti-Hedging and Anti-Pledging Policy
Our Board of Directors has adopted a policy containing certain prohibitions on the hedging and pledging of our securities by our directors and executive officers. Our directors and executive officers are prohibited from engaging in hedging transactions involving any compensatory equity securities, which are any of the Company’s equity securities received as an award or upon the exercise or conversion of any award under any equity compensation plan of the Company. “Hedging” refers to short sales (that is, selling securities that the individual does not own in the expectation the price will decline) and any transactions (including without limitation purchasing prepaid variable forward contracts, equity swaps, collars, and exchange funds) that hedge or offset or are designed to hedge or offset any decrease in the market value of the securities. Our directors and executive officers are also prohibited from pledging any equity securities of the Company as collateral for a loan or other obligation except for any such pledge in existence and disclosed to the Board of Directors of the Company as of March 19, 2021, but only to the extent of the equity securities actually so pledged as of such date.
Stock Ownership Guidelines
Genco encourages stock ownership by its executive officers and its directors in order to align their interests with the long-term interests of its stockholders. In keeping with this, Genco adopted stock ownership guidelines for its executive officers and directors in 2024. Each executive officer is expected to own a number of shares of Genco common stock valued based on the average closing price of a share of the Company’s common stock for the previous calendar year equal to four times annual base salary in the case of our Chief Executive Officer, two times annual base salary in the case of other executive officers, and four times annual base cash retainer in the case of directors. Each executive officer and director has five years to satisfy these guidelines after the date of their adoption or the date of being designated as an executive officer or becoming a director, whichever is later. Company stock holdings that count toward meeting the ownership requirements include (1) shares owned outright or beneficially by the executive officer or director or his or her immediate family members; (2) shares held in trust for the benefit of the executive officer or director or his or her immediate family members; (3) shares of restricted stock that vest with the passage of time, including shares granted but not vested; and (4) shares issuable upon the settlement of restricted stock units that vest with the passage of time. Unexercised stock options (regardless of exercisability) and unvested performance-based restricted stock units do not count toward meeting the ownership guidelines.
Equity Compensation Plan Information
The following table provides information as of December 31, 2023 regarding the 2015 Equity Incentive Plan:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	368,190	$7.76	1,854,172
Total	368,190	$7.76	1,854,172

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION
The guiding principles of Genco's compensation policies and decisions include aligning each executive's compensation with Genco's business strategy and the interests of its shareholders and providing incentives needed to attract, motivate and retain key executives who are important to its long-term success. Consistent with this philosophy, a significant portion of the total incentive compensation for each of Genco's executives directly relates to Genco's financial results and to other performance factors that measure its progress against the goals of Genco's strategic and operating plans, as well as performance against Genco's peers. Shareholders should read the Executive Compensation section of this proxy statement, which shows how Genco's compensation design and practices reflect its compensation philosophy. Genco's Compensation Committee and its Board of Directors believe that Genco's compensation design and practices are effective in implementing its guiding principles.
Genco is required to submit a proposal to shareholders for a non-binding advisory vote to approve the compensation of its named executives pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives Genco's shareholders the opportunity to express their views on the compensation of its named executives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Genco's named executives and the principles, policies and practices described in this joint proxy statement/prospectus. Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:
RESOLVED, that the shareholders of Genco Shipping & Trading Limited approve, on an advisory basis, the compensation of its named executives as disclosed in the Proxy Statement for the Genco Annual Meeting, including the Summary Compensation Table set forth in such Proxy Statement and other related tables and disclosures.”
As this is an advisory vote, the result will not be binding on Genco, its Board or its Compensation Committee, although the Compensation Committee will consider the outcome of the vote when evaluating Genco's compensation principles, design and practices. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the approval of the compensation of Genco's named executives, as disclosed in this proxy statement.
THE GENCO BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING RESOLUTION ON EXECUTIVE COMPENSATION (ITEM 2 ON THE ENCLOSED PROXY CARD).

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Our Audit Committee has selected the firm of Deloitte & Touche LLP as Genco’s independent auditors to audit the financial statements of Genco for the fiscal year ending December 31, 2024 and recommends that shareholders vote for ratification of this appointment. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.
The appointment of our independent auditor is not required by law, regulation or Genco’s governing documents to be submitted for ratification by our shareholders. However, our Audit Committee is submitting its selection of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024 for ratification by our shareholders as a matter of good corporate practice. If the shareholders fail to ratify the selection, our Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of Genco and its shareholders.
Fees to Independent Auditors for Fiscal 2023 and 2022
The following table presents fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for fiscal 2023 and fiscal 2022 and fees billed for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for fiscal 2023 and fiscal 2022.
Type of Fees	2023	2022
	($ in thousands)	($ in thousands)
Audit Fees	$798	$770
Audit-Related Fees	$0	$0
Tax Fees	$49	$59
All Other Fees	$0	$0
Total	$847	$829
In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that the Company paid to the auditor for the audit of the Company’s annual financial statements included in its Form 10-K and review of financial statements included in its Form 10-Qs and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and include services associated with primary and secondary offerings of our common stock in the past two fiscal years and other matters related to our periodic public filings; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.
Pre-Approval Policy for Services Performed by Independent Auditor
The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.
The Audit Committee has adopted an auditor pre-approval policy, which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for any amount or type of service within four categories: audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee has delegated to its Chairman authority to approve a request for pre-approval provided that the same is submitted to the Audit Committee for ratification at its next scheduled meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS GENCO’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

REPORT OF THE AUDIT COMMITTEE
The role of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Genco and the independence and performance of Genco’s auditors. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent,” as provided under the applicable listing standards of the NYSE. The Committee operates pursuant to a Charter. As set forth in the Charter, the Committee’s job is one of oversight. Management is responsible for the preparation, presentation and integrity of Genco’s financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, expressing an opinion based on their audit as to the statements’ conformity with generally accepted accounting principles, monitoring the effectiveness of Genco’s internal controls, reviewing the its quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and discussing with the Committee any issues they believe should be raised with the Committee.
The Committee met with Genco’s independent auditors to review and discuss the overall scope and plans for the audit of Genco’s consolidated financial statements for the year ended December 31, 2023. The Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements and the overall quality of Genco’s financial reporting. Management represented to the Committee that Genco’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management.
The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect. The Committee has discussed with the auditors the auditors’ independence.
The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing or accounting, including in respect of auditor independence. Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Genco’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Genco’s auditors are in fact “independent.”
Based upon the Committee’s receipt and review of the various materials and assurances described above and its discussions with management and independent auditors, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in Genco’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 27, 2024.
Submitted by the Audit Committee of the Board of Directors:
Kathleen C. Haines, Chair
James G. Dolphin
Basil G. Mavroleon
The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Genco filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Genco specifically incorporates the Report of the Audit Committee by reference therein.

PROPOSAL NO. 4
SHAREHOLDER PROPOSAL – REPEAL OF BY-LAWS
We have been notified by GK Investor that it intends to present the following shareholder proposal at the Annual Meeting. We are not responsible for the accuracy or content of the proposal and supporting statement, presented below, as received from the proponent. Our reasons for opposing the proposal are also presented below.
The following is the text of the proposed resolution:
RESOLVED, that each provision of, and each other amendment to, the By-Laws adopted by the Board without the approval of the shareholders of the Corporation after March 28, 2023 and up to and including the date of this meeting of shareholders at which this resolution is being proposed, be, and hereby is, repealed, effective as of the time this resolution is approved by the Corporation’s shareholders.
Statement by your Board of Directors Against the Shareholder Proposal
No By-Laws provisions or amendments have been adopted after March 28, 2023, and Genco currently has no intentions to do so. However, the Board carefully considered this proposal and concluded, for the reasons noted below, that a blanket prohibition on By-Law amendments prior to the Annual Meeting would not be in the best interests of Genco and our shareholders.
This proposal seeks to repeal any provisions of, or amendments to, Genco’s By-Laws adopted without stockholder approval after March 28, 2023 and up to and including the date of the Annual Meeting, without regard to the subject matter of any By-Law provisions or amendments in question. As noted above, no provisions or amendments to Genco’s By-Laws have been adopted after March 28, 2023. While the Board of Directors does not currently expect to adopt any amendments to the By-Laws prior to the annual meeting, the Board of Directors could determine prior to the Annual Meeting that an amendment is necessary and in the best interest of the stockholders. The Board of Directors believes that the automatic repeal of any By-Law amendment, irrespective of its content, duly adopted by the Board of Directors (whether with or without stockholder approval) could have the effect of repealing one or more properly adopted By-Law amendments that the Board of Directors determined to be in the best interests of Genco and its stockholders and adopted in furtherance of its fiduciary duties, including in response to future events not yet known to Genco. Furthermore, as a public company subject to the federal proxy rules, it might be impracticable — if not impossible — for Genco to obtain stockholder approval for a necessary By-Law amendment within a timeframe necessary to serve the best interests of Genco and its stockholders.
As the Board of Directors is fully empowered by its governing documents and applicable law to alter, amend, repeal or add provisions to the Company’s By-Laws in accordance with its fiduciary duties and no provision of Genco’s By-Laws is expected to be impacted by this proposal, we believe this proposal represents no purpose other than to limit Board actions otherwise permitted by Genco’s governing documents and Marshall Islands law.
THE GENCO BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL (ITEM 4 ON THE ENCLOSED PROXY CARD).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of Genco’s voting common stock as of [•], 2024 of:
•	each person, group or entity known to Genco to beneficially own more than 5% of Genco’s stock;
•	each of Genco’s directors and nominees for director;
•	Genco’s Chief Executive Officer and President, John C. Wobensmith; its Chief Financial Officer, Peter Allen; and its Chief Accounting Officer, Joseph Adamo; and
•	all of Genco’s directors and executive officers as a group.
As of [•], 2024, a total of [•] shares of common stock were outstanding and entitled to vote at the Special Meeting. Each share of Genco common stock is entitled to one vote on matters on which Genco common shareholders are eligible to vote. The amounts and percentages of Genco common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.
Any information reported below from sources pre-dating the 1-for-10 reverse stock split effected by the Company on July 7, 2016 has been adjusted to reflect such reverse stock split.
Beneficial Ownership of Directors and Executive Officers
Ownership of Common Stock
	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percentage
John C. Wobensmith	721,198(2)(7)	1.9%
Peter Allen	37,696(3)(7)	*
Joseph Adamo	19,219(4)(7)	*
Jesper Christensen	88,830(5)(7)	*
James G. Dolphin	—(6)(7)	—
Paramita Das	—	—
Kathleen C. Haines	—(7)(8)	—
Basil G. Mavroleon	739(7)(9)	*
Karin Y. Orsel	—(7)(10)	—
Arthur L. Regan	105,814(7)(11)	*
BlackRock, Inc.	3,560,942(12)	8.3%
Dimensional Fund Advisors LP	2,714,503(13)	6.4%
George Economou and affiliated entities	2,313,572(14)	5.4%
All current directors and executive officers as a group (9 persons)	973,496	2.3%
(1)	Unless otherwise indicated, the business address of each beneficial owner identified is c/o Genco Shipping & Trading Limited, 299 Park Avenue, 12th Floor, New York, NY 10171.
(2)
Includes 16,691 shares of common stock underlying vested options that were granted on March 4, 2019; 168,539 shares of common stock underlying options that were granted on February 25, 2020; and 69,284 shares of common stock underlying options that were granted on February 23, 2021. Does not include 196,040 RSUs and 94,913 PRSUs that generally vest more than 60 days after [•], 2024. Mr. Wobensmith has pledged 365,246 shares of our common stock as security for personal loans. This pledge predates the adoption of the Company’s policy restricting hedging and pledging of Company securities as described above in “Executive Compensation Anti-Hedging and Anti-Pledging Policy” and was previously disclosed to our Board in accordance with the policy’s terms. Accordingly, the pledge is consistent with the terms of such policy and limited to the number of shares pledged.

(3)	Includes 2,178 shares of common stock underlying options that were granted on February 23, 2021. Does not include 50,706 RSUs and 31,773 PRSUs that generally vest more than 60 days after [•], 2024.

(4)	Does not include 27,410 RSUs and 14,548 PRSUs that generally vest more than 60 days after [•], 2024.
(5)
Includes 13,472 shares of common stock underlying options that were granted on February 25, 2020 and 32,771 shares of common stock underlying options that were granted on February 23, 2021. Does not include 88,524 RSUs and 37,668 PRSUs that generally vest more than 60 days after [•], 2024.

(6)
Does not include 102,216 shares of common stock that may be issuable in settlement of vested restricted stock units, including additional restricted stock units granted in lieu of cash dividends, or 15,340 shares of common stock that may be issuable in settlement of restricted stock units granted on May 16, 2023 and additional restricted stock units subsequently granted in lieu of cash dividends that generally vest on the earlier of (i) the date of our 2024 Annual Meeting of Shareholders and (ii) the date that is fourteen months after the date of the grant.

(7)
Each restricted stock unit represents the right to receive one share of our common stock, or in the sole discretion of our Compensation Committee, the value of a share of common stock on the date that the restricted stock unit vests.

(8)
Does not include 63,438 shares of common stock that may be issuable in settlement of vested restricted stock units, including additional restricted stock units granted in lieu of cash dividends, or 7,669 shares of common stock that may be issuable in settlement of restricted stock units granted on May 16, 2023 and additional restricted stock units subsequently granted in lieu of cash dividends that generally vest on the earlier of (i) the date of our 2024 Annual Meeting of Shareholders and (ii) the date that is fourteen months after the date of the grant.

(9)
Does not include 88,601 shares of common stock that may be issuable in settlement of vested restricted stock units, including additional restricted stock units granted in lieu of cash dividends, or 7,669 shares of common stock that may be issuable in settlement of restricted stock units granted on May 16, 2023 and additional restricted stock units subsequently granted in lieu of cash dividends that generally vest on the earlier of (i) the date of our 2024 Annual Meeting of Shareholders and (ii) the date that is fourteen months after the date of the grant.

(10)
Includes 6,143 shares of common stock underlying RSUs granted on May 4, 2021 that are due to vest on May 4, 2024. Does not include 29,290 shares of common stock that may be issuable in settlement of vested restricted stock units, including additional restricted stock units granted in lieu of cash dividends, or 7,669 shares of common stock that may be issuable in settlement of restricted stock units granted on May 16, 2023 and additional restricted stock units subsequently granted in lieu of cash dividends that generally vest on the earlier of (i) the date of our 2024 Annual Meeting of Shareholders and (ii) the date that is fourteen months after the date of the grant.

(11)
Does not include 29,047 shares of common stock that may be issuable in settlement of vested restricted stock units, including additional restricted stock units granted in lieu of cash dividends, or 7,522 shares of common stock that may be issuable in settlement of restricted stock units granted on May 16, 2023 and additional restricted stock units subsequently granted in lieu of cash dividends that generally vest on the earlier of (i) the date of our 2024 Annual Meeting of Shareholders and (ii) the date that is fourteen months after the date of the grant.

(12)
The address of the reporting person is 55 East 52nd Street, New York, NY 10055. The reported information is based upon the Schedule 13G amendment filed by BlackRock, Inc. with the SEC on February 9, 2024.

(13)
The address of the reporting person is 6300 Bee Cave Road, Building One, Austin, TX 78746. The reported information is based upon the Schedule 13G amendment filed by Dimensional Fund Advisors LP with the SEC on February 9, 2024.

(14)
The address for George Economou and entities affiliated with him, including GK Investor, is c/o Levante Services Limited, Leoforos Evagorou 31, 2nd Floor, Office 21 1066 Nicosia, Cyprus. The reported information is based upon the Schedule 13D amendment filed by Mr. Economou and the entities affiliated with him on January 10, 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Transactions with Related Persons
In April 2007, Genco’s Board adopted a policy and procedures for review, approval and monitoring of transactions involving Genco and “related persons” (generally, directors and executive officers, director nominees, shareholders owning five percent or greater of any class of Genco’s voting securities, immediate family members of the foregoing). The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) and will be applied to any such transactions proposed after its adoption.
Related person transactions must be approved by the Board or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of Genco. In considering the transaction, the Board or committee will consider all relevant factors, including as applicable (i) the related person’s interest in the transaction; (ii) the approximate dollar value of the amount involved in the transaction; (iii) the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss; (iv) Genco’s business rationale for entering into the transaction; (v) the alternatives to entering into a related person transaction; (vi) whether the transaction is on terms no less favorable to Genco than terms that could have been reached with an unrelated third party; (vii) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; (viii) the overall fairness of the transaction to Genco; and (ix) any other information regarding the transaction or the related person in the context of the merger that would be material to investors in light of the circumstances of the particular transaction. If a director is involved in the transaction, he or she will not cast a vote regarding the transaction.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE NEXT ANNUAL MEETING
Shareholder proposals to be included in our proxy statement for an annual meeting must be provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Shareholders, we must receive the proposal at our offices in New York, New York, addressed to the Secretary, no later than [•], 2024. Such proposals must comply with Genco’s By-Laws and the requirements of Regulation 14A of the Exchange Act.
For a shareholder nomination of one or more director candidates for election to the Board to be included in our proxy statement for our 2025 Annual Meeting of Shareholders (a “proxy access nomination”) and to be properly brought before such meeting, we must receive information and notice of the proxy access nomination in compliance with the requirements set forth in our Amended and Restated By-Laws, addressed to the Corporate Secretary at our principal executive offices no earlier than [•] and no later than [•]. Stockholders who intend to solicit proxies for nominations of any director candidates for election to our Board other than those nominated by Genco must comply with the additional requirements of Rule 14a-19(b).
A shareholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 or a stockholder nomination of a director candidate that is not a proxy access nomination may be brought before the 2025 Annual Meeting of Stockholders so long as we receive information and notice of the proposal or nomination in compliance with the requirements set forth in our Amended and Restated By-Laws, addressed to the Secretary at our offices in New York, New York, no earlier than [•] and no later than [•].
Rule 14a-4 of the Exchange Act governs Genco’s use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to Genco’s 2025 Annual Meeting of Shareholders, if Genco is not provided notice of a shareholder proposal on or after [•], but not later than [•], Genco will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

ANNUAL REPORT ON FORM 10-K
Genco will provide without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2024 (without the exhibits attached thereto) to any person who was a holder of Genco common stock on the Record Date. Requests for the Annual Report on Form 10-K should be made in writing, should state that the requesting person held Genco common stock on the Record Date and should be submitted to John C. Wobensmith, President and Secretary of Genco, at 299 Park Avenue, 12th Floor, New York, New York 10171.
HOUSEHOLDING
Our annual report for the year ended December 31, 2023 is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, in certain circumstances only one annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, will be mailed to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing an address. If your household has received only one annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, we will deliver promptly a separate copy of the annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder who sends a written request to John C. Wobensmith, President and Secretary of Genco, at 299 Park Avenue, 12th Floor, New York, New York 10171. If your household is receiving multiple copies of our annual reports, proxy statements, or Notices of Internet Availability of Proxy Materials and you wish to request delivery of a single copy, you may send a written request to John C. Wobensmith, President and Secretary of Genco, at 299 Park Avenue, 12th Floor, New York, New York 10171.
CHARITABLE CONTRIBUTIONS
During fiscal years 2021, 2022, and 2023, the Company did not make any contributions, to any charitable organization in which an independent director served as an executive officer, which exceeded the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.
OTHER MATTERS
At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.
BY ORDER OF THE BOARD OF DIRECTORS

John C. Wobensmith
Chief Executive Officer and President
Dated: [•], 2024

Appendix A
Supplemental Information Regarding Participants in the Solicitation
Our directors (who are also our director nominees) our executive officers may be considered participants in the solicitation of proxies in connection with the 2024 Annual Meeting of Shareholders. The following tables (“Directors” and “Executive Officers”) set forth the names and business addresses of our directors and the names, present principal occupations, and business addresses of our executive officers (collectively, the “Participants”).
Directors
The principal occupations of our directors are set forth in the section captioned “Nominee Information” above. The names of our directors are below. The business address of each of the directors is 299 Park Avenue, 12th Floor, New York, NY 10171.
Name
James G. Dolphin
Paramita Das
Kathleen C. Haines
Basil G. Mavroleon
Karin Y. Orsel
Arthur L. Regan
John C. Wobensmith
Executive Officers
The principal occupations of our executive officers (other than Mr. Wobensmith) are set forth in the section captioned “Information About Our Executive Officers” above. The business address of each of the executive officers is 299 Park Avenue, 12th Floor, New York, NY 10171.
Name
Peter Allen
Joseph Adamo
Jesper Christensen
Information Regarding Ownership of the Company’s Securities by Participants
The amount of each class of securities of Genco held as of [•], 2024, by the Participants who are directors or named executive officers, is set forth in the section captioned “Security Ownership of Certain Beneficial Owners and Management” above. Genco is unaware of any Participant who owns any securities of the Company of record that such Participant does not own beneficially.
Information Regarding Transactions in Genco’s Securities by Participants – Last Two Years
The following table sets forth information regarding purchases and sales of Genco’s securities by each Participant from April 1, 2022 to April 3, 2024. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans, and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
James G. Dolphin	03/13/2024	11		A	A
	03/13/2024	31.69		A	A
	03/13/2024	453.8		A	A
	03/13/2024	228.7		A	A
	03/13/2024	129.5		A	A
	03/13/2024	268.48		A	A
	03/13/2024	353.74		A	A
	03/13/2024	281.49		A	A
	03/13/2024	213.78		A	A
	03/13/2024	295.99		A	A
	11/30/2023	5.35		A	A
	11/30/2023	15.42		A	A
	11/30/2023	220.8		A	A
	11/30/2023	111.27		A	A
	11/30/2023	63.01		A	A
	11/30/2023	130.63		A	A
	11/30/2023	172.12		A	A
	11/30/2023	136.96		A	A
	11/30/2023	104.02		A	A
	11/30/2023	144.02		A	A
	08/23/2023	5.91		A	A
	08/23/2023	17.03		A	A
	08/23/2023	243.9		A	A
	08/23/2023	122.92		A	A
	08/23/2023	69.6		A	A
	08/23/2023	144.3		A	A
	08/23/2023	190.12		A	A
	08/23/2023	151.29		A	A
	08/23/2023	114.9		A	A
	08/23/2023	159.08		A	A
	05/23/2023	6.12		A	A
	05/23/2023	17.64		A	A
	05/23/2023	252.62		A	A
	05/23/2023	127.31		A	A
	05/23/2023	72.09		A	A
	05/23/2023	149.46		A	A
	05/23/2023	196.92		A	A
	05/23/2023	156.7		A	A
	05/23/2023	119.01		A	A
	05/23/2023	164.77		A	A
	05/16/2023	14,577		A	A
	03/14/2023	15.64		A	A
	03/14/2023	45.06		A	A
	03/14/2023	645.17		A	A
	03/14/2023	325.14		A	A
	03/14/2023	184.11		A	A
	03/14/2023	381.7		A	A
	03/14/2023	502.92		A	A
	03/14/2023	400.2		A	A

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	03/14/2023	303.93		A	A
	11/28/2022	26.89		A	A
	11/28/2022	77.48		A	A
	11/28/2022	1,109.36		A	A
	11/28/2022	559.07		A	A
	11/28/2022	316.58		A	A
	11/28/2022	656.32		A	A
	11/28/2022	864.77		A	A
	11/28/2022	688.13		A	A
	11/28/2022	522.6		A	A
	08/23/2022	15.3		A	A
	08/23/2022	44.07		A	A
	08/23/2022	630.95		A	A
	08/23/2022	317.97		A	A
	08/23/2022	180.05		A	A
	08/23/2022	373.29		A	A
	08/23/2022	491.84		A	A
	08/23/2022	391.38		A	A
	08/23/2022	297.23		A	A
	05/24/2022	15.1		A	A
	05/24/2022	43.5		A	A
	05/24/2022	622.87		A	A
	05/24/2022	313.9		A	A
	05/24/2022	177.75		A	A
	05/24/2022	368.5		A	A
	05/24/2022	485.54		A	A
	05/24/2022	386.36		A	A
	05/24/2022	293.42		A	A
	05/16/2022	9,111		A	A
Paramita Das	—	—		—	—
Kathleen C. Haines	03/13/2024	228.7		A	A
	03/13/2024	129.5		A	A
	03/13/2024	268.48		A	A
	03/13/2024	353.74		A	A
	03/13/2024	136.7		A	A
	03/13/2024	106.88		A	A
	03/13/2024	147.98		A	A
	11/30/2023	111.27		A	A
	11/30/2023	63.01		A	A
	11/30/2023	130.63		A	A
	11/30/2023	172.12		A	A
	11/30/2023	66.51		A	A
	11/30/2023	52		A	A
	11/30/2023	72		A	A
	08/23/2023	122.92		A	A
	08/23/2023	69.6		A	A
	08/23/2023	144.3		A	A
	08/23/2023	190.12		A	A
	08/23/2023	73.47		A	A

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	08/23/2023	57.44		A	A
	08/23/2023	79.54		A	A
	05/23/2023	127.31		A	A
	05/23/2023	72.09		A	A
	05/23/2023	149.46		A	A
	05/23/2023	196.92		A	A
	05/23/2023	76.1		A	A
	05/23/2023	59.5		A	A
	05/23/2023	82.38		A	A
	05/16/2023	7,288		A	A
	03/14/2023	325.14		A	A
	03/14/2023	184.11		A	A
	03/14/2023	381.7		A	A
	03/14/2023	502.92		A	A
	03/14/2023	194.36		A	A
	03/14/2023	151.95		A	A
	11/28/2022	559.07		A	A
	11/28/2022	316.58		A	A
	11/28/2022	656.32		A	A
	11/28/2022	864.77		A	A
	11/28/2022	334.19		A	A
	11/28/2022	261.27		A	A
	08/23/2022	317.97		A	A
	08/23/2022	180.05		A	A
	08/23/2022	373.29		A	A
	08/23/2022	491.84		A	A
	08/23/2022	190.07		A	A
	08/23/2022	148.6		A	A
	05/24/2022	313.9		A	A
	05/24/2022	177.75		A	A
	05/24/2022	368.5		A	A
	05/24/2022	485.54		A	A
	05/24/2022	187.64		A	A
	05/24/2022	146.7		A	A
	05/16/2022	4,555		A	A
Basil G. Mavroleon	03/13/2024	31.69		A	A
	03/13/2024	453.8		A	A
	03/13/2024	228.7		A	A
	03/13/2024	129.5		A	A
	03/13/2024	268.48		A	A
	03/13/2024	353.74		A	A
	03/13/2024	136.7		A	A
	03/13/2024	106.88		A	A
	03/13/2024	147.98		A	A
	11/30/2023	15.42		A	A
	11/30/2023	220.8		A	A
	11/30/2023	111.27		A	A
	11/30/2023	63.01		A	A
	11/30/2023	130.63		A	A

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	11/30/2023	172.12		A	A
	11/30/2023	66.51		A	A
	11/30/2023	52		A	A
	11/30/2023	72		A	A
	08/23/2023	17.03		A	A
	08/23/2023	243.9		A	A
	08/23/2023	122.92		A	A
	08/23/2023	69.6		A	A
	08/23/2023	144.3		A	A
	08/23/2023	190.12		A	A
	08/23/2023	73.47		A	A
	08/23/2023	57.44		A	A
	08/23/2023	79.54		A	A
	05/23/2023	17.64		A	A
	05/23/2023	252.62		A	A
	05/23/2023	127.31		A	A
	05/23/2023	72.09		A	A
	05/23/2023	149.46		A	A
	05/23/2023	196.92		A	A
	05/23/2023	76.1		A	A
	05/23/2023	59.5		A	A
	05/23/2023	82.38		A	A
	05/16/2023	7,288		A	A
	03/14/2023	45.06		A	A
	03/14/2023	645.17		A	A
	03/14/2023	325.14		A	A
	03/14/2023	184.11		A	A
	03/14/2023	381.7		A	A
	03/14/2023	502.92		A	A
	03/14/2023	194.36		A	A
	03/14/2023	151.95		A	A
	11/28/2022	77.48		A	A
	11/28/2022	1,109.36		A	A
	11/28/2022	559.07		A	A
	11/28/2022	316.58		A	A
	11/28/2022	656.32		A	A
	11/28/2022	864.77		A	A
	11/28/2022	334.19		A	A
	11/28/2022	261.27		A	A
	08/23/2022	44.07		A	A
	08/23/2022	630.95		A	A
	08/23/2022	317.97		A	A
	08/23/2022	180.05		A	A
	08/23/2022	373.29		A	A
	08/23/2022	491.84		A	A
	08/23/2022	190.07		A	A
	08/23/2022	148.6		A	A
	05/24/2022	43.5		A	A
	05/24/2022	622.87		A	A

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	05/24/2022	313.9		A	A
	05/24/2022	177.75		A	A
	05/24/2022	368.5		A	A
	05/24/2022	485.54		A	A
	05/24/2022	187.64		A	A
	05/24/2022	146.7		A	A
	05/16/2022	4,555		A	A
Karin Y. Orsel	03/13/2024	136.7		A	A
	03/13/2024	106.88		A	A
	03/13/2024	147.98		A	A
	11/30/2023	66.51		A	A
	11/30/2023	52		A	A
	11/30/2023	72		A	A
	08/23/2023	73.47		A	A
	08/23/2023	57.44		A	A
	08/23/2023	79.54		A	A
	05/23/2023	76.1		A	A
	05/23/2023	59.5		A	A
	05/23/2023	82.38		A	A
	05/16/2023	7,288		A	A
	03/14/2023	194.36		A	A
	03/14/2023	151.95		A	A
	11/28/2022	334.19		A	A
	11/28/2022	261.27		A	A
	08/23/2022	190.07		A	A
	08/23/2022	148.6		A	A
	05/24/2022	187.64		A	A
	05/24/2022	146.7		A	A
	05/16/2022	4,555		A	A
Arthur L. Regan	03/13/2024	136.7		A	A
	03/13/2024	106.88		A	A
	03/13/2024	147.98		A	A
	11/30/2023	66.51		A	A
	11/30/2023	52		A	A
	11/30/2023	72		A	A
	08/23/2023	73.47		A	A
	08/23/2023	57.44		A	A
	08/23/2023	79.54		A	A
	05/23/2023	76.1		A	A
	05/23/2023	59.5		A	A
	05/23/2023	82.38		A	A
	05/16/2023	7,288		A	A
	05/08/2023	18,727		A	M
	05/08/2023	9,423		D	S
	05/08/2023	18,727		D	M
	05/04/2023	6,143		A	M
	05/04/2023	6,143		D	M
	03/14/2023	194.36		D	A
	03/14/2023	151.95		D	A

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	02/25/2023	9,443		A	M
	02/25/2023	9,443		D	M
	11/28/2022	334.19		D	A
	11/28/2022	261.27		D	A
	08/22/2022	26,914		A	M
	08/22/2022	22,984		D	S
	08/22/2022	43,919		A	M
	08/22/2022	22,633		D	S
	08/22/2022	37,453		A	M
	08/22/2022	16,895		D	S
	08/23/2022	22,887		D	S
	08/22/2022	37,453		D	M
	08/22/2022	43,919		D	M
	08/22/2022	26,914		D	M
	08/23/2022	190.07		D	A
	08/23/2022	148.6		D	A
	05/24/2022	187.64		D	A
	05/24/2022	146.7		D	A
	05/16/2022	4,555		D	A
	05/05/2022	6,142		A	M
	05/05/2022	6,142		D	M
John C. Wobensmith	02/23/2024	13,292		A	M
	02/23/2024	22,508		A	M
	02/23/2024	15,338		A	M
	02/23/2024	20,182		A	M
	02/23/2024	35,660		D	S
	02/21/2024	38,525		A	A
	02/23/2024	13,292		D	M
	02/23/2024	22,508		D	M
	02/23/2024	15,338		D	M
	02/23/2024	20,182		D	M
	04/14/2023	39,877		A	A
	02/23/2023	15,338		A	M
	02/23/2023	20,182		A	M
	02/23/2023	17,760		D	S
	02/25/2023	28,329		A	M
	02/27/2023	14,164		D	S
	02/23/2023	15,338		D	M
	02/23/2023	20,182		D	M
	02/25/2023	28,329		D	M
	12/23/2022	112,540		A	A
	05/26/2022	17,926		A	M
	05/26/2022	5,732		D	F
	05/26/2022	12,194		D	S
	05/27/2022	66,205		A	M
	05/27/2022	21,205		D	F
	05/27/2022	45,000		D	S
	05/26/2022	17,926		D	M
	05/27/2022	66,205		D	M

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	05/23/2022	133,000		A	M
	05/23/2022	56,444		D	F
	05/23/2022	34,313		A	M
	05/23/2022	10,869		D	F
	05/23/2022	100,000		D	S
	05/23/2022	34,313		D	M
	05/23/2022	133,000		D	M
Peter Allen	02/23/2024	1,305		A	M
	02/23/2024	3,323		A	M
	02/23/2024	5,144		A	M
	02/23/2024	2,982		A	M
	02/23/2024	1,906		A	M
	02/23/2024	7,036		D	S
	0/21/2024	17,887		A	A
	02/23/2024	1,305		D	M
	02/23/2024	3,323		D	M
	02/23/2024	5,144		D	M
	02/23/2024	2,982		D	M
	02/23/2024	1,906		D	M
	06/16/2023	3,917		A	A
Joseph Adamo	02/29/2024	1,540		A	M
	02/29/2024	748		D	S
	02/29/2024	1,873		A	M
	02/29/2024	648		D	S
	02/29/2024	1,540		D	D
	02/29/2024	1,873		D	D
	02/23/2024	2,556		A	M
	02/23/2024	6,431		A	M
	02/23/2024	2,556		A	M
	02/23/2024	673		A	M
	02/23/2024	6,000		D	S
	02/21/2024	6,879		A	A
	02/23/2024	2,556		A	D
	02/23/2024	6,431		A	D
	02/23/2024	2,556		A	D
	02/23/2024	673		A	D
	04/14/2023	7,669		A	A
	02/23/2023	2,556		A	M
	02/23/2023	673		A	M
	02/25/2023	945		A	M
	02/23/2023	2,556		D	M
	02/23/2023	673		D	M
	02/25/2023	945		D	M
	12/23/2022	19,293		A	A
	08/11/2022	75		D	S
Jesper Christensen	02/23/2024	6,135		A	M
	02/23/2024	9,646		A	M
	02/23/2024	6,135		A	M
	02/23/2024	3,925		A	M

Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D) Code	Transaction Code(1)
	02/23/2024	12,404		D	S
	02/21/2024	19,263		A	A
	02/23/2024	6,135		A	M
	02/23/2024	9,646		A	M
	02/23/2024	6,135		A	M
	02/23/2024	3,925		A	M
	04/14/2023	18,405		A	A
(1)	Transaction Codes:
A:	Grant, award, or other acquisition of securities from the company (such as an option)
D:	Disposition to the issuer of issuer equity securities
F:	Payment of exercise price or tax liability by delivering or withholding securities
G:	Bona fide gift form of any clauses
M:	Exercise or conversion of derivative security
P:	Open market or private purchase of securities
S:	Open market or private sale of securities
Miscellaneous Information Regarding Participants in the Solicitation
Except as described in the proxy statement or this Appendix A, to Genco’s knowledge: none of the Participants or their associates (i) during the past ten (10) years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of Genco or any of Genco’s subsidiaries; or (iii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix A or the proxy statement, neither Genco nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix A or the proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by Genco or its affiliates or with respect to any future transactions to which Genco or any of its affiliates will or may be a party; or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Genco’s last fiscal year or any currently proposed transactions, to which Genco or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

Appendix B
Reconciliation of Adjusted EBITDA to Net Income
		2023	2022	2021	2020
EBITDA Reconciliation ($ in 000s)
Net (loss) income attributable to Genco Shipping & Trading Limited		$(12,870)	$158,576	$182,007	$(225,573)
+	Net interest expense	6,113	8,052	15,203	21,385
+	Depreciation and amortization	66,465	60,190	56,231	65,168
	EBITDA	$59,708	$226,818	$253,441	$(139,020)
+	Impairment of vessel assets	41,719	—	—	208,935
+	(Gain) loss on sale of vessels	—	—	(4,924)	1,855
+	Loss on debt extinguishment	—	—	4,408	—
+	Unrealized loss (gain) on fuel hedges	96	(4)	(34)	—
+	Adjusted EBITDA	$101,523	$226,814	$252,891	$71,770
B-1

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [·], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [·], 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [·].

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41655-P10788 KEEP THIS PORTION FOR YOUR RECORDS

THIS WHITE UNIVERSAL PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GENCO SHIPPING & TRADING LIMITED

The Board of Directors recommend you vote FOR ONLY the seven (7) Genco nominees listed below:

Election of seven directors for a term to end as of the 2025 annual meeting and until their successors are duly elected and qualified. While you may mark instructions with respect to any or all of the nominees, you may mark "FOR" only seven (7) nominees in total. You are permitted to vote for fewer than seven (7) nominees. If you vote "FOR" fewer than seven (7) nominees, your shares will only be voted "FOR" those nominees you have marked. If you vote "FOR" more than seven (7) nominees, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. **If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" all of the Genco nominees.**

1. Election of Directors

Genco Nominees:	For	Withhold
1a. Paramita Das	☐	☐
1b. James G. Dolphin	☐	☐
1c. Kathleen C. Haines	☐	☐
1d. Basil G. Mavroleon	☐	☐
1e. Karin Y. Orsel	☐	☐
1f. Arthur L. Regan	☐	☐
1g. John C. Wobensmith	☐	☐

GK Investor Nominee OPPOSED by the Company:	For	Withhold
1h. Robert M. Pons	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To approve a non-binding, advisory resolution regarding executive compensation of Genco's named executive officers.	☐	☐	☐
3. Ratification of the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2024.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following shareholder proposal:	For	Against	Abstain
4. To repeal each provision and amendment of Genco's By-laws that were adopted without the approval of Genco's shareholders subsequent to March 28, 2023.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2024 Notice and Proxy Statement and the 2023 Annual Report to Shareholders
are available at www.proxyvote.com.

V41656-P10788

GENCO SHIPPING & TRADING LIMITED
THIS WHITE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
[·], 2024

The shareholder(s) hereby appoint(s) John C. Wobensmith and Peter Allen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Genco Shipping & Trading Limited (the “Company”) that the shareholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on [·], 2024, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, or such other place or by means as the Company’s Board of Directors may determine, and any adjournment or postponement thereof, with all the powers the shareholders would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE WITH REGARD TO ONE OR MORE PROPOSALS BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED TO THE EXTENT THERE IS NO DIRECTION FOR THE ELECTION OF ALL GENCO NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, AGAINST PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side